LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

    Nearly all markets around the world showed exceptional returns in 1995. This was partially a rebound from a disappointing 1994. Mostly, however, it reflected the fact that major economies in the world were not growing fast enough, if growing at all, to use up available liquidity. The excess liquidity found its way into the financial markets and stocks and bonds, pretty much around the world, did well. Concerned with the weak economies, the central banks in the major countries did their best to be sure that the liquidity was replenished. No matter how you slice it, it was a good year.

    Nineteen ninety six is starting with the same setting that made 1995 such a winner. Liquidity still exceeds the demand of the various economies. There are some signs this will change later in the year but that is quite a ways away. While bond valuations seem a bit rich contrasted with recent year experience, they are still quite reasonable on a longer term basis. The same is not really true of stock valuations in the United States but it is the case elsewhere. Also, as always, the aggregate numbers hide a number of exceptional situations. The one worry we have in 1996 is any sort of upset of a global political nature.

                                TOTAL RETURN*
                   LOOMIS SAYLES FUNDS VS MICROPAL CATEGORY

                                                     TOTAL RETURN*                TOTAL RETURN**            LOOMIS SAYLES RANK
                                                    12 MONTHS ENDED          FROM MODIFIED INCEPTION       IN MICROPAL CATEGORY
                                                        12/31/95                    TO 12/31/95           FROM MODIFIED INCEPTION
                                               -------------------------     -----------------------      -----------------------
                                                  LOOMIS       MICROPAL        LOOMIS      MICROPAL
                                                  SAYLES        MEDIAN         SAYLES       MEDIAN           RANK      PERCENTILE
                                                  ------        ------         ------       ------           ----      ----------
Growth .......................................    30.91         31.33           11.86        12.66        183 of 286      64th
Growth & Income ..............................    35.23         32.14           12.81        12.52         86 of 202      43th
Small Cap ....................................    32.09         29.92           18.54        15.63         23 of 98       23th
International Equity .........................     8.73          9.72            8.64         8.92         26 of 46       57th
Bond .........................................    31.96         18.76           15.45         9.94          1 of 21        1st
Global Bond ..................................    23.91         17.74            9.75         8.80         10 of 26       38th
U.S. Government Securities ...................    23.03         16.76           11.81         8.29          7 of 94        7th
Municipal Bond ...............................    16.50         16.84            8.44         8.22         35 of 103      34th
Short-Term Bond ..............................    10.62         10.82            5.90         5.25         10 of 61       16th

----------
Note: Past performance is not predictive of future performance.
*  Total return is derived from changes in principal value plus reinvested dividends and capital gains distributions.
** Periods over one year are annualized. Modified inception reflects the nearest Micropal reporting period following actual inception. Micropal reports performance as of month end. Actual and modified inception dates occurred in May 1991 except for the Short-Term Bond Fund which commenced operations in August 1992.
   Source: Micropal, Inc.

    The underlying theme for the markets in recent years has been that, for the first time in nearly sixty years, the world is not experiencing a major hot or cold war. Thus, the enormous expenditure of maintaining standing armies is being somewhat diminished. There are also other pressures to hold down government spending at the national level. The combination of these two factors means that the national governments are not soaking up liquidity that would otherwise go to the economies and the various markets around the world. As long as this continues, there is a relatively favorable background for the financial markets. This more peaceful political environment has allowed for further expansion of world trade and further progress by the developing countries. It is just possible that we are coming into one of these wonderful times in history when progress can continue uninterrupted for a very long spell. That seems to be what the equity and fixed income markets have picked up on.

    Right now, it does not appear that, barring a geo-political upset, there is much in store to seriously interrupt the reasonable market environment. We've all been around long enough to realize that the best thing to do with a forecast is to forget it. Hopefully, that will not be the case with this one. While we can't predict the future we do feel comfortable that we will at least be able to react to the present as it changes.

    Enclosed, as part of this report, are individual comments from each of the portfolio managers which make for good reading.

    We thank you all for joining us as shareholders in our Funds.

                                                Best personal regards,


                                            /s/ Daniel J. Fuss

                                                Daniel J. Fuss

                                  STOCK FUNDS
                           LOOMIS SAYLES GROWTH FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                 Since
                                    1 year       3 years       Inception
                                    ------       -------       ---------
Loomis Sayles Growth Fund            30.91         11.30          13.26
Micropal Average Growth Fund(b)      31.02         12.77          12.79
S&P 500 Index(c)                     37.44         15.26          13.62

                 Loomis             S&P             Micropal
                 ------            -----            --------
                 10.70             10.00             10.00
                  9.90              9.50              9.50
                 11.50             10.10             10.20
                 12.50             10.90             11.10
                 11.50             10.60             11.00
                 10.90             10.80             10.70
                 11.30             11.20             11.00
                 12.90             11.70             12.00
                 13.30             12.20             12.30
                 13.60             12.30             12.40
                 14.40             12.60             13.00
                 14.10             12.90             13.10
                 13.60             12.40             12.70
                 13.10             12.50             12.30
                 13.60             13.10             13.00
                 13.60             13.10             12.80
                 14.50             14.30             13.80
                 16.20             15.70             15.00
                 17.80             17.00             16.00
                 17.80             18.00             16.70

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Growth Fund is May 16, 1991.
     Since Micropal and S&P 500 performance data is not available coincident with this date, comparative cumulative performance is charted from May 31, 1991.
(b): Source: Micropal, Inc.
(c): S&P 500 is a capital-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is Jerome A. Castellini.

    For equity investors, 1995 was one of the most rewarding years in history. Despite the budget impasse, a decelerating economy and higher price volatility, the large company indices, as exemplified above by the S&P 500, returned over 37%. We believe this reflects the underlying strength in our financial markets and the prospects for a continuation of low interest rates and higher savings, which should allow the rally to broaden into the faster growth sectors. This would benefit the Growth Fund.

    In 1995, companies such as Medtronic and Merck, with hot selling products, added to our performance. Exploration prospects for Enron and Anadarko are excellent while the technology sector is still positioned for accelerated growth after last fall's dip. While providing the bulk of the portfolio's performance through late last fall, these stocks fell victim to profit taking at year-end. We believe, however, that the prospects for growth in wireless communications (Glenayre and Airtouch) as well as the Internet (Microsoft, Cisco and Oracle) are even more compelling today than they have been in the past.

                       LOOMIS SAYLES GROWTH & INCOME FUND
           Average Annual Returns(%) - Period     Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles Growth & Income Fund          35.23         14.46          13.96
Micropal Average Growth & Income Fund(b)    31.29         12.93          12.19
S&P 500 Index(c)                            37.44         15.26          13.62

                 Loomis             S&P             Micropal
                 ------            -----            --------
                 10.60             10.00             10.00
                 10.00              9.50              9.60
                 10.30             10.10             10.10
                 10.70             10.90             10.80
                 11.00             10.60             10.80
                 11.10             10.80             10.80
                 11.30             11.20             11.10
                 12.20             11.70             11.80
                 12.90             12.20             12.30
                 12.80             12.30             12.40
                 13.10             12.60             12.80
                 13.70             12.90             12.90
                 13.50             12.40             12.40
                 13.50             12.50             12.40
                 14.10             13.10             12.90
                 13.60             13.10             12.70
                 15.00             14.30             13.70
                 16.30             15.70             14.90
                 17.60             17.00             15.90
                 18.30             18.00             16.70

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Growth & Income Fund is May 13, 1991. Since Micropal and S&P 500 performance data is not available coincident with this date, comparative performance is presented is charted from May 31, 1991.
(b): Source: Micropal, Inc.
(c): S&P 500 is a capital-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is Jeffrey W. Wardlow.

    As indicated above, the Growth and Income Fund had a return of 35.2% for 1995. By comparison, the S&P 500 Index had a return of 37.5% for the year, and the average growth and income fund had a return of 31.3%. In the stock market, two major factors helped transform a good year into a great one. First, lower interest rates reversed the damage done by higher rates in 1994 and drove financial stocks up 50%. Second, the return of favorable earnings comparisons and dissipating concern over health care reform propelled the health care sector dramatically higher. Technology stocks, despite all the attention in 1995, ended up with returns about even with the broader market. The worst performing sectors were consumer cyclicals and basic industry. The market also exhibited a definite large-cap bias, with the small and mid-cap indices lagging the S&P 500 index by a wide margin. The Fund benefitted from an overweight in financials and some strong selections in capital goods and consumer staples stocks.

    Although still slightly underweighted, we increased our position in technology stocks at the end of the year after the sector sold off sharply. We have also added to the food and utility groups as we expect those stocks to do better in a slowing economy. While still overweighted in financials, we have started to cut back on the group due to the strong performance of the group last year. As we look forward, 1996 seems unlikely to provide the huge returns of last year. Interest rates may decline slightly, but not to the extent of the decline last year. Likewise, corporate earnings are likely to advance this year but at a slower pace than last year.

                          LOOMIS SAYLES SMALL CAP FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles Small Cap Fund                32.09         14.73          18.86
Micropal Average Small Company
  Growth Fund(b)                            31.30         14.67          15.80
Russell 2000 Index(c)                       28.55         14.50          15.21

                 Loomis           Russell           Micropal
                 ------           -------           --------
                 10.20             10.00             10.00
                  9.90              9.40              9.50
                 11.50             10.20             10.50
                 13.00             10.80             11.60
                 14.40             11.60             11.90
                 12.50             10.80             10.90
                 12.50             11.10             11.30
                 14.80             12.80             13.00
                 15.70             13.30             13.20
                 16.00             13.60             13.60
                 18.10             14.80             14.70
                 18.40             15.20             15.00
                 17.40             14.80             14.50
                 16.60             14.20             13.70
                 17.40             15.20             14.80
                 16.90             14.90             14.80
                 18.00             15.60             15.60
                 18.90             17.00             17.10
                 21.50             18.70             19.10
                 22.30             19.10             19.40

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Small Cap Fund is May 13, 1991.
     Since Micropal and Russell 2000 Index performance data is not available coincident with this date, comparative performance is presented is charted from May 31, 1991.
(b): Source: Micropal, Inc.
(c): Russell 2000 Index is comprised of the 2,000 smallest securities in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio managers are Jeffrey C. Petherick and Mary C. Champagne.

    On the surface, 1995 looked to be a very easy year in the market. However, many fund managers did not manage to beat their benchmarks. We are pleased to say that we beat the Russell 2000 in an environment that did not favor our investment style. As indicated above, the Small Cap Fund was up 32.09% versus 28.55% for the Russell 2000. 1995 was the year for the "growth" investor, with all of the "growth" indices substantially outperforming "value" indices. Despite this, our small cap value discipline served us well in 1995. Our focus on undervalued stocks possessing strong earnings visibility led us to good solid companies with near-term catalysts that helped unlock their inherent value. Our discipline also kept us away from the many value traps in the market, i.e., those companies seemingly representing value yet with no near-term catalyst to draw investor interest.

    Many of our best ideas were found in the Financial Services, Health Care and Technology areas. Our overweighting in the first two sectors helped us to participate in their spectacular flight while our underweighting in Technology allowed us to avoid disaster when those highfliers eventually came tumbling back toward earth. Our underweighting in Consumer Cyclical stocks, particularly retail stocks, also helped dramatically as many managers held large positions in these stocks hoping for a recovery. We prefer to wait for evidence of a recovery before making our investments and this strategy has proven correct.

    As we have done consistently, we placed as much emphasis on the sell decisions as we did on the buy decisions. Kicking out the non-performers had much to do with our strong performance this year. Those stocks that did not meet our objectives as they related to our investment thesis were replaced with better ideas. The majority of the stocks liquidated due to nonperformance continued to disappoint as the year progressed. We know that one of the greatest threats to a portfolio's performance in the long run is not the difficulty of finding good investments, but in the frequent reluctance to let go of the poor ones. Over the years this has been one of the main tenets of our investment discipline and is one of the main reasons for our superior investment results.

    We look forward to the challenge 1996 is sure to bring. While we think it may be a difficult first half of the year we believe that our discipline will continue to serve us well and lead us to many good opportunities in the market. Small stocks have now underperformed large stocks for two years, but we believe the stage is set for small cap stocks to begin to outperform. A moderate economy will make growth difficult for many of the large companies, while many of the small companies that operate in niche markets will continue to experience strong earnings growth. This should draw investors back to the small cap arena. The Small Cap Fund is well positioned should this occur.

                     LOOMIS SAYLES INTERNATIONAL EQUITY FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles International Equity Fund      8.73         13.96           8.43
Micropal Average International
  Equity Fund(b)                             9.48         14.48           9.18
MSCI-EAFE Index(c)                          11.21         16.70           8.07

                 Loomis             MSCI            Micropal
                 ------             ----            --------
                 10.00             10.00             10.00
                  9.50              9.30              9.50
                 10.40             10.10             10.20
                 10.40             10.20             10.30
                 10.80              9.00             10.00
                 11.20              9.20             10.50
                 10.50              9.40             10.00
                  9.80              9.00              9.80
                 10.80             10.05             10.70
                 11.00             11.10             11.20
                 12.10             11.80             12.30
                 13.60             11.90             13.60
                 13.60             12.40             13.40
                 13.40             12.90             13.50
                 13.60             12.90             14.00
                 13.40             12.80             13.40
                 13.70             13.00             13.00
                 14.80             13.20             13.60
                 14.80             13.70             14.30
                 14.50             14.30             14.60

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles International Equity Fund is May 10, 1991. Since Micropal and MSCI-EAFE Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Micropal, Inc.
(c): MSCI-EAFE Index is a capital-weighted average of the perfromance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is Frank E. Jedlicka.

    Despite a decline of 1.54% during the final quarter of 1995, the Loomis Sayles International Equity Fund net asset value per share gained 8.73% in the year. The Fund's annualized return since its modified inception on May 31, 1991 is 8.64%. As shown above, the MSCI EAFE index's annualized return over the same period was 8.07%.

    During the year, we maintained approximately equal weightings in twelve countries having relatively cheap price-to-earnings and price-to-book ratios, strong earnings momentum and low rates of inflation. We believe that this diversification lowers the risk of international investing and increases the probability of superior returns over reasonably long periods of time.

    At year end, the companies in which we were invested had an average price-to-earnings ratio of 11.1x (vs. 26.0x for EAFE), a return-on-equity of 19.5% (vs. 8.1%) and a dividend yield of 2.4% (vs. 2.1%). On average, their earnings per share were expected to rise by 16.1% (IBES consensus estimates) in local currency terms during the current year.

    While the economic recovery in Europe was slowed somewhat by weakness in Germany and problems both political and economic in France, 1996 has begun on a firmer note and we believe that it is likely to be more rewarding than the year just past.

                                   BOND FUNDS
                            LOOMIS SAYLES BOND FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles Bond Fund                     31.96         15.66          15.19
Micropal Average Medium Grade
  Taxable Bond Fund(b)                      18.90          8.30          10.14
Merrill Lynch Govt/Corp Index(c)            19.20          8.53           9.74

                 Loomis           Micropal          Merrill
                 ------           --------          --------
                 10.00             10.00             10.00
                  9.80             10.00             10.00
                 10.50             10.60             10.60
                 10.90             11.20             11.10
                 11.20             11.00             11.00
                 11.80             11.50             11.40
                 12.30             12.00             12.00
                 12.40             12.00             12.00
                 13.40             12.60             12.50
                 14.10             13.00             12.90
                 14.70             13.50             13.30
                 15.20             13.30             13.30
                 15.00             12.80             12.90
                 14.50             12.60             12.80
                 14.80             12.70             12.80
                 14.60             12.70             12.80
                 15.70             13.30             13.50
                 17.30             14.10             14.40
                 18.10             14.40             14.60
                 19.20             15.10             15.30

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Bond Fund is May 16, 1991.
     Since Micropal and Merrill Lynch Govt/Corp Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Micropal, Inc.
(c): Merrill Lynch Index Govt/Corp is a composite of approximately 4,900 U.S. government and corporate issues with at least $25 million outstanding, greater than 1 year maturity and credit ratings of BBB or greater. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is Daniel J. Fuss.

    The U.S. fixed income markets posted strong returns during 1995. The year finished with the bond markets registering their best annual returns since 1985. Performance, as reported by Micropal Inc., was quite noteworthy. For the fourth quarter of 1995, the Loomis Sayles Bond Fund rose 6.43% which compares very favorably to the Merrill Lynch Government/Corporate Index's return of 4.63%. For the year, the Fund returned 31.96% compared to 19.20% for the Index.

    Much of the Fund's performance can be attributed to being long, well call protected and having a continued emphasis in the corporate sector. While the Fund benefited from an overall narrowing of corporate spreads, style "effects" were not the only driver of performance. Strong individual issue selection was evident as the Bond Fund outperformed corporate-specific indices. The Fund's position in yield-oriented convertible bonds helped as this sector as a whole drew support from the strong stock market. At year end, approximately 19% of the portfolio was invested in convertible issues. The Fund's positions in Canadian and emerging market debt, primarily in the form of Latin American Brady issues, also helped as these sectors registered strong returns.

    The Loomis Sayles Bond Fund remains well diversified. The Fund carries a yield advantage relative to the market. Further, the Fund is extremely well call protected, has a good degree of potential credit improvement built into it and carries non-market related specific advantages. We are very confident with the current structure of the portfolio. As always, we continue to pursue various corners of inefficiency in the market; looking for neglected issues with strengthening credit fundamentals.

                         LOOMIS SAYLES GLOBAL BOND FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles Global Bond Fund              23.91          9.04           9.54
Micropal Average General Global
  Bond Fund(b)                              16.91          8.38           8.77
Salomon Brothers World
  Government Bond Index(c)                  19.04         11.36          12.04

                 Loomis            Salomon          Micropal
                 ------            -------          --------
                 10.00             10.00             10.00
                  9.60              9.90              9.80
                 10.50             10.70             10.60
                 11.70             11.60             11.30
                 11.10             11.20             11.00
                 12.00             11.90             11.60
                 11.80             12.70             11.90
                 11.80             12.20             11.60
                 12.40             12.80             12.20
                 12.40             13.20             12.20
                 13.20             13.80             13.10
                 13.50             13.80             13.40
                 13.00             13.80             12.80
                 12.20             13.90             12.60
                 12.20             14.10             12.70
                 12.30             14.10             12.70
                 12.00             15.70             13.50
                 13.10             16.50             14.10
                 14.20             16.30             14.30
                 15.30             16.80             14.80

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Global Bond Fund is May 10, 1991.
     Since Micropal and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Micropal, Inc.
(c): Salomon Brothers World Government Bond Index is a capital-weighted index whick tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is E. John deBeer.

    The Loomis Sayles Global Bond Fund ended the year as the #1 performing fund in its class for the quarter and for the year.* The Fund's 23.91% return is remarkable even in a year when the average global income fund posted a respectable 16.91% return.

    The Fund's larger holdings, including Canada and the emerging markets, performed well during the quarter. Going forward, the U.S. should continue to be stable to positive. On the other hand, foreign markets have lagged the U.S. and look to offer better value. In particular, emerging markets offer high yields and improving credit fundamentals.

    Our strategy continues to emphasize searching for yield advantages while attempting to reduce volatility. The Fund's yield is more than 2% above the market. Bargains in emerging markets and convertible bonds will likely be found in the upcoming stanza. Portfolio duration is driven by our determination of where we can find opportunities for value in individual securities.

----------
*The Loomis Sayles Global Bond Fund ranked 1 out of 87 mutual funds reporting performance for one year on 12/31/95 in Micropal's General Global Bond Category.

                 LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles U.S. Government
  Securities Fund                           23.03         10.10          11.80
Micropal Average General U.S.
  Government Bond Fund(b)                   18.27          7.49           8.80
Lehman Brothers Government Bond Index(c)    18.34          8.17           9.40

                 Loomis             MSCI            Micropal
                 ------             ----            --------
                 10.00             10.00             10.00
                 10.00             10.10             10.10
                 10.70             10.60             10.60
                 11.50             11.10             11.10
                 11.10             10.90             10.90
                 11.60             11.20             11.40
                 12.40             11.80             12.00
                 12.50             11.80             11.90
                 13.30             12.30             12.50
                 13.90             12.60             12.80
                 14.60             13.00             13.20
                 14.50             13.00             13.20
                 13.70             12.60             12.80
                 13.40             12.30             12.70
                 13.40             12.30             12.70
                 13.60             12.40             12.80
                 14.40             12.90             13.40
                 15.40             13.70             14.20
                 15.90             14.00             14.40
                 16.70             14.60             15.10

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 31, 1991. Since Micropal and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Micropal, Inc.
(c): Lehman Borthers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is Kent P. Newmark.
    Long bond yields fell to their lowest levels in almost two years towards the end of 1995, completing the third best bond year in history. Only 1982 and 1985 produced higher total returns. Practically everything went well for bonds last quarter. Inflation remained in check, the economy showed increasing signs of weakness and a balanced budget in seven years was seriously discussed by Congress and the White House.

    Many market observers are now expecting long Treasuries to hit 5 1/2% this year, but my forecast is less sanguine. I believe the market has discounted most, if not all, of the good news and therefore have held the portfolio's duration at a conservative 6.0 years. The Tennessee Valley Authority issue, trading to its 1999 call date, performed quite well during the fourth quarter as investors found appeal in the 150 basis point excess yield to call over Treasuries. That spread should narrow this year as the yield curve steepens.

    Although the chances of double digit returns for the Fund in 1996 are not great, we will work to outperform our competition.

                       LOOMIS SAYLES MUNICIPAL BOND FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles Muni Bond Fund                16.50          7.14           8.49
Micropal Average General
  Municipal Fund(b)                         16.86          7.15           8.20
Lehman Brothers Muni Bond Index(c)          17.48          7.75           8.61

                 Loomis           Micropal           Lehman
                 ------           --------           ------
                 10.00             10.00             10.00
                 10.00             10.00             10.00
                 10.40             10.40             10.40
                 10.80             10.70             10.70
                 10.80             10.70             10.80
                 11.60             11.20             11.20
                 11.60             11.40             11.50
                 11.80             11.60             11.70
                 12.20             12.00             12.10
                 12.70             12.50             12.50
                 13.10             12.90             12.90
                 13.20             13.00             13.10
                 12.50             12.20             12.40
                 12.60             12.30             12.50
                 12.70             12.30             12.60
                 12.70             12.10             12.40
                 13.30             13.00             13.30
                 13.50             13.20             13.60
                 13.90             13.50             14.00
                 14.50             14.20             14.60

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991. Since Micropal and Lehman Brothers Municipal Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Micropal, Inc.
(c): Lehman Borthers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is Martha F. Hodgman.

    The municipal bond market had one of its best returns in years. The Lehman Bros. Municipal Bond Index showed a 17.5% return for the year -- quite a difference from last year's loss of 5.2%. After outperforming Treasuries in the first quarter, renewed discussion of flat tax proposals caused the municipal market to falter as investors feared that the tax advantage to owning municipal bonds might be repealed. The trading relationship of municipals to Treasuries changed dramatically in response to tax reform ideas so that long municipals that had traded as rich as 79% of long Treasuries in late April soon were trading at between 90%-93%, significantly above their 83% average. Through the balance of the year municipals continued to trade cheaply, fluctuating between 88% and 92% of comparable long Treasuries, as tax and budget reform solutions were proposed.

    The Loomis Sayles Municipal Bond Fund's 16.5% total return for the year nearly equaled the average municipal fund's return of 16.9% as shown in the above chart. As we stated in our semi-annual report, we lagged in the first half of the year since we were somewhat more defensive (with a shorter average maturity and duration than the market average), and were pleasantly surprised by the market's strength. Still, we were able to take advantage of some undervalued securities, notably the Foothills Transportation Authority bonds that we purchased in early June. We bought these BBB rated, zero coupon bonds with a yield of 7.28%, 50 basis points cheaper than the long Treasury bond. At year end, these bonds were yielding 6.40%, still 40 basis points cheaper than the long bond, but with a price appreciation of over 30%. During the fourth quarter we continued our process of lowering our exposure to issues with very short calls and investing in bonds with better call protection.

    The ongoing budget debate and political discussions will continue to affect the municipal market for much of the coming year. As questions about the repeal of the corporate de minimus tax code provision, the flat tax and the impact on state and local governments of Federal cuts are resolved there will undoubtedly be many opportunities over the coming months to both exploit cheaper situations and profit on richer relationships.

                       LOOMIS SAYLES SHORT-TERM BOND FUND
           Average Annual Returns(%) - Period Ended December 31, 1995
                                                                         Since
                                           1 year        3 years       Inception
                                           ------        -------       ---------
Loomis Sayles Short-Term Bond Fund          10.62          6.39           5.90
Micropal Average Short-Term
  Corporate Bond Fund(b)                    10.60          5.53           5.24
Lehman 1-3 Year Govt Index(c)               10.84          5.50           5.29

                 Loomis           Micropal          Merrill
                 ------           --------          --------
                 10.00             10.00             10.00
                 10.10             10.00             10.00
                 10.00             10.10             10.10
                 10.40             10.30             10.30
                 10.50             10.40             10.40
                 10.70             10.60             10.50
                 10.80             10.60             10.60
                 10.70             10.50             10.60
                 10.70             10.50             10.60
                 10.90             10.60             10.70
                 10.90             10.60             10.70
                 11.30             10.90             11.00
                 11.70             11.20             11.40
                 11.80             11.40             11.50
                 12.10             11.70             11.80

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Short-Term Bond Fund is August 3, 1992. Since Micropal and Lehman 1-3 year Govt Index performance data is not available coincident with this date, comparative performance is presented from August 31, 1992.
(b): Source: Micropal, Inc.
(c): The Lehman Brothers 1-3 Year Govt Index includes fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. Govt issues. The Government Bond Index includes issues of the U.S. Govt or any agency thereof. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

    The Fund portfolio manager is John Hyll.

    For 1995 the Lehman Brothers 1-3 Year Government Index generated a total return of 10.84%. By comparison, the Fund's total return as exhibited in the above chart was 10.62%.

    In some respects 1995 was a difficult year as the market continued to accelerate relentlessly before there was a chance to react. The market's psychology turned decidedly bullish throughout the year as it became apparent that the magnitude of interest rate increases experienced in 1994 would result in a slowing economy during 1995. A slowing economy with benign inflationary pressures and the lowering of interest rates by the Federal Reserve contributed to the explosive 1995 bond market rally.

    Throughout the year, we increased credit quality due to both the narrowing of corporate spreads and to increase the Fund's market relatedness. As of December 31, 1995 the Fund had one of its highest concentrations of government and agency securities ever, at 59.2%. This high percentage reflects concerns of a slowing economy going forward and the likelihood of additional Federal Reserve easing.

                          LOOMIS SAYLES GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995

COMMON STOCKS -- 98.3%
  OF TOTAL NET ASSETS
                                                        Shares     Value (a)
                                                      ----------  -----------
BEVERAGE -- 2.6%
  Coca Cola Co. ....................................      15,700  $ 1,165,725
                                                                  -----------
BUSINESS SERVICES -- 3.3%
  Cintas Corp. .....................................      10.800      480,600
  First Data Corp. .................................      14,700      983,063
                                                                  -----------
                                                                    1,463,663
                                                                  -----------
CHEMICAL -- MAJOR -- 1.0%
  Air Products & Chemicals .........................       8,600      453,650
                                                                  -----------
CHEMICALS -- SPECIALTY -- 1.8%
  Morton International .............................      22,600      810,775
                                                                  -----------
COMPUTER SOFTWARE & SERVICES -- 13.8%
  Adobe Systems, Inc. ..............................      17,400    1,078,800
  FTP Software, Inc. (c) ...........................      31,000      899,000
  Informix Corp. (c) ...............................      50,100    1,503,000
  Microsoft Corp. (c) ..............................      15,300    1,342,575
  Oracle Systems Corp. (c) .........................      31,200    1,322,100
                                                                  -----------
                                                                    6,145,475
                                                                  -----------
ELECTRONIC COMPONENTS -- 5.7%
  Intel Corp. ......................................      24,100    1,367,675
  LSI Logic Corp. (c)...............................      13,000      425,750
  Molex Inc. .......................................      11,750      359,844
  Motorola .........................................       7,500      427,500
                                                                  -----------
                                                                    2,580,769
                                                                  -----------
FINANCIAL SERVICES -- 1.0%
  MBNA Corp. .......................................      12,500      460,938
                                                                  -----------
FOOD -- PACKAGED & MISCELLANEOUS -- 2.8%
  Starbucks Corp. (c) ..............................      60,000    1,260,000
                                                                  -----------
HEALTH CARE -- DRUGS -- 13.6%
  Amgen (c) ........................................      23,100    1,371,563
  Genzyme Corp. (c) ................................       3,900      243,263
  Johnson & Johnson ................................      11,900    1,018,938
  Merck & Co., Inc. ................................      24,800    1,630,600
  Oncor (c) ........................................     185,000      832,500
  Somatogen (c) ....................................      56,000    1,057,000
                                                                  -----------
                                                                    6,153,864
                                                                  -----------
HEALTH CARE -- SERVICES -- 1.7%
  HealthSouth Rehabilitation (c) ...................      26,800      780,550
                                                                  -----------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 4.3%
  Medtronic ........................................      23,800    1,329,825
  Ventritex (c) ....................................      35,900      623,763
                                                                  -----------
                                                                    1,953,588
                                                                  -----------
HOME PRODUCTS -- 4.9%
  Duracell International ...........................      12,100      626,175
  Gillette Co. .....................................      21,400    1,115,475
  Procter & Gamble .................................       5,800      481,400
                                                                  -----------
                                                                    2,223,050
                                                                  -----------
HOTELS & RESTAURANTS -- 1.2%
  McDonalds Corp. ..................................      12,200      550,525
                                                                  -----------
INSURANCE -- 5.2%
  American International Group .....................      15,650    1,447,625
  Exel .............................................      14,300      872,300
                                                                  -----------
                                                                    2,319,925
                                                                  -----------
MEDIA & ENTERTAINMENT -- 1.3%
  Viacom Inc. Class B  (c) .........................      12,499      592,140
                                                                  -----------

METALS -- 1.1%
  Nucor Corp. ......................................       9,000      514,125
                                                                  -----------

NATURAL GAS PIPELINES -- 2.0%
  Enron Corp. ......................................      23,300      888,313
                                                                  -----------

OFFICE EQUIPMENT & SUPPLIES -- 9.2%
  Cisco Systems  (c) ...............................      19,200    1,432,800
  Compression Labs (c) .............................      51,400      321,250
  Hewlett Packard Co. ..............................      12,700    1,063,625
  Parametric Technology (c) ........................      10,000      665,000
  Silicon Graphics (c) .............................      24,200      665,500
                                                                  -----------
                                                                    4,148,175
                                                                  -----------
OIL -- INDEPENDENT PRODUCERS -- 9.4%
  Anadarko Petroleum Corp. .........................      32,700    1,769,888
  Cross Timbers Oil Co. ............................      24,600      433,575
  Enron Oil & Gas Co. ..............................      30,000      720,000
  Unit Corp. (c) ...................................     270,800    1,286,300
                                                                  -----------
                                                                    4,209,763
                                                                  -----------
OIL -- SERVICE -- 1.7%
  Rowan (c) ........................................      79,700      787,038
                                                                  -----------

RETAIL -- SPECIALTY -- 5.7%
  CUC International (c) ............................      24,150      824,119
  Office Depot  (c) ................................      38,400      758,400
  Petsmart  (c) ....................................      31,200      967,200
                                                                  -----------
                                                                    2,549,719
                                                                  -----------
TELECOMMUNICATIONS -- 5.0%
  Airtouch Communications  (c) .....................      24,500      692,120
  Glenayre Technologies, Inc. (c) ..................       8,000      498,000
  Qualcomm  (c) ....................................      22,500      967,500
  Tellabs, Inc. (c) ................................       2,400       88,800
                                                                  -----------
                                                                    2,246,420
                                                                  -----------
  TOTAL COMMON STOCKS
    (Identified Cost $34,695,385) ..............................   44,258,190
                                                                  -----------

                          LOOMIS SAYLES GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
SHORT-TERM INVESTMENT -- 3.1%
                                                         Face
                                                        Amount     Value (a)
                                                      ----------  -----------
  Repurchase Agreement with State Street Bank and
    Trust Company dated 12/29/95 at 5.00% to be
    repurchased at $1,385,769 on 1/2/96 collateralized
    by $1,315,000 U.S. Treasury Note 7.125% due
    9/30/99, with a value of $1,416,734 ............  $1,385,000  $ 1,385,000
                                                                  -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,385,000) ...............................    1,385,000
                                                                  -----------
TOTAL INVESTMENTS -- 101.4%
  (Identified Cost $36,080,385) ................................   45,643,190
Cash, Receivables and Other Assets .............................      124,492
Liabilities ....................................................     (756,910)
                                                                  -----------
TOTAL NET ASSETS -- 100% .......................................  $45,010,772
                                                                  ===========
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on investments based on cost of $36,086,880 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $11,174,670
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value .........   (1,618,360)
                                                                  -----------
    Net unrealized appreciation ................................  $ 9,556,310
                                                                  ===========
(c) Non-income producing security.
               See accompanying notes to financial statements.



                     LOOMIS SAYLES GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995

COMMON STOCKS -- 97.0%
  OF TOTAL NET ASSETS
                                                        Shares     Value (a)
                                                      ----------  -----------
AEROSPACE -- 4.5%
  Northrop Grumman Corp. ...........................      13,000  $   832,000
  Raytheon Corp. ...................................      17,000      803,250
                                                                  -----------
                                                                    1,635,250
                                                                  -----------
BANKS/SAVINGS & LOANS -- 6.2%
  Chase Manhattan  Corp. ...........................      16,000      970,000
  Standard Federal Bank of Troy,
    Michigan .......................................      32,700    1,287,562
                                                                  -----------
                                                                    2,257,562
                                                                  -----------
BEVERAGE -- 1.2%
  PepsiCo ..........................................       8,000      447,000
                                                                  -----------
CHEMICAL -- MAJOR -- 5.7%
  Dupont ...........................................      10,000      698,750
  Geon Co. .........................................      19,000      463,125
  Praxair ..........................................      18,000      605,250
  W.R. Grace .......................................       5,800      342,925
                                                                  -----------
                                                                    2,110,050
                                                                  -----------
ELECTRICAL EQUIPMENT -- 2.0%
  General Electric Co. .............................      10,000      720,000
                                                                  -----------
ELECTRONIC COMPONENTS -- 1.8%
  Texas Instruments ................................      12,500      646,875
                                                                  -----------
ENVIRONMENTAL SERVICES -- 2.7%
  WMX Technologies .................................      30,200      902,225
  Wheelabrator Technologies ........................       4,800       80,400
                                                                  -----------
                                                                      982,625
                                                                  -----------
FINANCIAL SERVICES -- 7.6%
  Beneficial Corp. .................................      14,200      662,075
  Countrywide Credit Industries ....................      28,000      609,000
  Finova Group .....................................      23,000    1,109,750
  PaineWebber Group, Inc. ..........................      18,800      376,000
                                                                  -----------
                                                                    2,756,825
                                                                  -----------
FOOD -- PKGD. & MISC. -- 2.2%
  Hershey Foods Corp. ..............................       3,300      214,500
  Sara Lee .........................................      18,000      573,750
                                                                  -----------
                                                                      788,250
                                                                  -----------
HEALTH CARE -- DRUGS -- 4.4%
  Bristol Myers Squibb .............................       6,400      549,600
  Eli Lilly ........................................       7,200      405,000
  Schering-Plough ..................................      12,200      667,950
                                                                  -----------
                                                                    1,622,550
                                                                  -----------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 1.8%
  C.R. Bard ........................................      20,000      645,000
                                                                  -----------

                     LOOMIS SAYLES GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
COMMON STOCKS -- (Continued)
                                                        Shares     Value (a)
                                                      ----------  -----------
HEALTH CARE -- SERVICES -- 3.4%
  Tenet Healthcare REITS (c) .......................      60,240  $ 1,249,980
                                                                  -----------
HOME PRODUCTS -- 2.4%
  Premark International ............................      17,500      885,938
                                                                  -----------
HOUSING & BUILDING MATERIALS -- 2.4%
  Armstrong World Industries Inc. ..................      14,000      868,000
                                                                  -----------
INSURANCE -- 4.4%
  ACE Limited ......................................      16,000      636,000
  Allstate Corp. ...................................      13,759      565,839
  First Colony Corp. ...............................      16,000      406,000
                                                                  -----------
                                                                    1,607,839
                                                                  -----------
MULTI-INDUSTRY -- 7.2%
  Dial Corp. .......................................      20,000      592,500
  Eaton Corp. ......................................      13,500      723,937
  Philips Electronics ADR (d) ......................      21,500      771,313
  Textron Inc. .....................................       8,000      540,000
                                                                  -----------
                                                                    2,627,750
                                                                  -----------
NATURAL GAS -- PIPELINES -- 2.8%
  El Paso Natural Gas Co. ..........................      16,000      454,000
  Mapco ............................................      10,500      573,563
                                                                  -----------
                                                                    1,027,563
                                                                  -----------
OFFICE EQUIPMENT -- 4.7%
  AST Research (c) .................................      19,918      169,302
  Hewlett Packard ..................................       1,000       83,750
  Harris Corp. .....................................      13,100      715,588
  Xerox Corp. ......................................       5,500      753,500
                                                                  -----------
                                                                    1,722,140
                                                                  -----------
OIL -- INDEPENDENT PRODUCERS -- 2.6%
  Union Texas Petroleum Holdings ...................      27,000      523,125
  Vastar Resources .................................      13,000      412,750
                                                                  -----------
                                                                      935,875
                                                                  -----------
OIL -- MAJOR INTEGRATED -- 4.5%
  Atlantic Richfield Co. ...........................       8,000      886,000
  Repsol ADR (d) ...................................      23,000      756,125
                                                                  -----------
                                                                    1,642,125
                                                                  -----------
REAL ESTATE -- 4.3%
  Health Care Property Investments .................      27,000      948,374
  Meditrust SBI REITS ..............................      17,000      592,875
                                                                  -----------
                                                                    1,541,249
                                                                  -----------
RETAIL -- GENERAL MERCHANDISE -- 4.3%
  Federated Dept. Stores (c) .......................      28,000      770,000
  Sears, Roebuck & Co. .............................      20,000      780,000
                                                                  -----------
                                                                    1,550,000
                                                                  -----------
RETAIL -- FOOD & DRUG -- 1.1%
  Mckesson Corp. New ...............................       7,600      384,750
                                                                  -----------
TEXTILES & APPAREL -- 0.4%
  Warnaco Group (c) ................................       5,800  $   145,000
                                                                  -----------

TOBACCO -- 2.1%
  Loews Corp. ......................................      10,000      783,750
                                                                  -----------

UTILITIES -- ELECTRIC -- 5.2%
  Eastern Utilities Associates .....................      25,000      590,625
  Pacific Gas & Electric Co. .......................      24,000      681,000
  Texas Utilities ..................................      15,300      629,213
                                                                  -----------
                                                                    1,900,838
                                                                  -----------
UTILITIES -- TELECOMMUNICATIONS -- 5.1%
  Ameritech Corp. ..................................      14,300      843,700
  Bellsouth Corp. ..................................      24,000    1,044,000
                                                                  -----------
                                                                    1,887,700
                                                                  -----------
  TOTAL COMMON STOCKS
    (Identified Cost $29,383,611) ..............................   35,372,484
                                                                  -----------

SHORT-TERM INVESTMENT -- 4.4%
                                                         Face
                                                        Amount
                                                      ----------
  Associates Corp. of North America
    5.95%, 1/2/96 ..................................  $1,609,170    1,609,170
                                                                  -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,609,170 ................................    1,609,170
                                                                  -----------
TOTAL INVESTMENTS -- 101.4%
  (Identified Cost $30,992,781) ................................   36,981,654
Receivables and Other Assets ...................................      332,635
Liabilities ....................................................     (848,993)
                                                                  -----------
TOTAL NET ASSETS -- 100% .......................................  $36,465,296
                                                                  ===========

(a) See Note 1A.
(b) Federal tax information.
    At December 31, 1995, the net unrealized appreciation on investments based on cost of $30,992,781 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $ 6,516,434
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value .........     (527,561)
                                                                  -----------
    Net unrealized appreciation ................................  $ 5,988,873
                                                                  ===========
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
               See accompanying notes to financial statements.

                         LOOMIS SAYLES SMALL CAP FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995
COMMON STOCKS -- 88.2%
  OF TOTAL NET ASSETS
                                                       Shares      Value (a)
                                                     -----------  -----------
AEROSPACE -- 1.3%
  Whittaker Corp. (c) .............................       54,400  $ 1,183,200
                                                                  -----------

AUTO & RELATED -- 2.1%
  Masland Corp.....................................       66,400      929,600
  Strattec Security Corp. (c) .....................       26,300      466,825
  Tower Automotive Inc. (c) .......................        1,900       33,250
  Walbro Corp. ....................................       24,400      439,200
                                                                  -----------
                                                                    1,868,875
                                                                  -----------
BUSINESS SERVICES -- 2.8%
  Brady, W.H. .....................................       24,000      648,000
  Career Horizons Inc. (c) ........................       27,700      934,875
  CDI Corp. (c) ...................................       35,600      640,800
  Cort Business Services (c) ......................       20,100      331,650
                                                                  -----------
                                                                    2,555,325
                                                                  -----------
CHEMICALS -- SPECIALTY -- 3.4%
  Cambrex Corp. ...................................       20,100      831,638
  Cytec Industries (c) ............................       14,100      879,488
  Intertape Polymer Group .........................       26,400      828,300
  LeaRonal ........................................       22,300      512,900
                                                                  -----------
                                                                    3,052,326
                                                                  -----------
COMPUTER SOFTWARE & SERVICES -- 2.6%
  Analysts International Corp. ....................       17,500      525,000
  Control Data Systems (c) ........................       27,500      539,688
  MDL Information Systems Inc. (c) ................       24,700      568,100
  SPSS Inc. (c) ...................................       13,600      265,200
  Sterling Software (c) ...........................        7,600      474,050
                                                                  -----------
                                                                    2,372,038
                                                                  -----------
ELECTRONIC COMPONENTS -- 3.5%
  Amphenol Corp. (c) ..............................       20,500      497,125
  Burr Brown Corp. (c) ............................       12,400      316,200
  Dallas Semiconductor Corp. (c) ..................        2,100       43,575
  Dynatech Corp. (c) ..............................       64,000    1,088,000
  Unitrode Corp. (c) ..............................       24,600      694,950
  Zilog (c) .......................................       17,300      633,612
                                                                  -----------
                                                                    3,273,462
                                                                  -----------
ELECTRICAL EQUIPMENT -- 1.6%
  Gasonics International Corp. (c) ................       30,500      411,750
  Numerex Corp. (c) ...............................       87,300      567,459
  Woodhead Industries .............................       34,800      495,900
                                                                  -----------
                                                                    1,475,109
                                                                  -----------
ENVIRONMENTAL SERVICES -- 2.1%
  United Waste Systems (c) ........................       22,400      834,400
  World Fuel Services Corp. .......................       67,050    1,064,419
                                                                  -----------
                                                                    1,898,819
                                                                  -----------
FINANCIAL SERVICES -- 3.9%
  Cityscape Financial Corp. .......................       19,500      404,625
  DVI Inc. (c) ....................................       55,000      770,000
  Eaton Vance Corp. ...............................       21,400      604,550
  Imperial Credit Industries (c) ..................       33,350      725,363
  Investors Financial Services Co. (c) ............        1,527       31,685
  WFS Financial Inc. (c) ..........................       50,800      990,600
                                                                  -----------
                                                                    3,526,823
                                                                  -----------
FOOD -- PACKAGED & MISCELLANEOUS -- 0.8%
  Universal Foods Corp. ...........................       17,400      698,175
                                                                  -----------
FREIGHT TRANSPORTATION -- 3.1%
  ABC Rail Products Corp. (c)......................       31,700      701,363
  Harper Group ....................................       63,100    1,120,025
  TNT Freightways Corp. ...........................       49,000      986,125
                                                                  -----------
                                                                    2,807,513
                                                                  -----------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 4.1%
  Conmed Corp. (c).................................       36,750      918,750
  Gelman Sciences (c) .............................       45,950    1,160,238
  Lunar Corp. (c) .................................        7,150      196,625
  Sofamor Danek Group (c) .........................       49,800    1,413,075
                                                                  -----------
                                                                    3,688,688
                                                                  -----------
HEALTH CARE -- SERVICES -- 6.4%
  Community Health Care Systems (c) ...............       36,100    1,286,063
  Grancare Inc. (c) ...............................       62,212      902,074
  Healthplan Services Corp. (c) ...................       19,400      485,000
  Health Images ...................................       65,000      471,250
  Medisense (c) ...................................       30,300      958,238
  Regency Health Services (c) .....................       84,770      858,295
  Sierra Health Services (c) ......................       26,800      850,900
                                                                  -----------
                                                                    5,811,820
                                                                  -----------
HOME PRODUCTS -- 3.5%
  Aptargroup ......................................       16,900      631,637
  Bush Boake Allen (c) ............................       21,200      580,350
  Inbrand Corp. (c) ...............................       64,850    1,070,025
  U.S. Can Corp. (c) ..............................       66,300      895,050
                                                                  -----------
                                                                    3,177,062
                                                                  -----------
HOTELS & RESTAURANTS -- 0.5%
  Supertel Hospitality (c) ........................       43,800      438,000
                                                                  -----------

HOUSING & BUILDING MATERIALS -- 4.1%
  Congoleum Corp. .................................       76,000      817,000
  Crossman Communities (c) ........................       38,800      727,500
  Giant Cement HLD (c) ............................       76,200      876,300
  Toro Co. ........................................       39,100    1,285,413
                                                                  -----------
                                                                    3,706,213
                                                                  -----------
INSURANCE -- 7.0%
  Allied Group ....................................       34,500    1,242,000
  Amerin Corp. (c) ................................       16,600      444,050
  Capital Re Corp. ................................       37,700    1,159,275
  Meadowbrook Insurance Group (c) .................       13,400      448,900

                         LOOMIS SAYLES SMALL CAP FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
COMMON STOCKS -- (Continued)
                                                       Shares      Value (a)
                                                     -----------  -----------
INSURANCE -- (CONTINUED)
  Protective Life Corp. ...........................       34,400  $ 1,075,000
  Reinsurance Group of America ....................       37,500    1,373,437
  Triad Guaranty (c) ..............................       22,800      604,200
                                                                  -----------
                                                                    6,346,862
                                                                  -----------
LEISURE -- 1.0%
  Harman International ............................       23,235      932,304
                                                                  -----------

MACHINERY -- 3.7%
  Greenfield Industries ...........................       27,000      843,750
  Hardinge Inc. ...................................       28,300      735,800
  Keystone International Inc. .....................       50,200    1,004,000
  Wolverine Tube (c) ..............................       20,900      783,750
                                                                  -----------
                                                                    3,367,300
                                                                  -----------
MEDIA & ENTERTAINMENT -- 2.3%
  Banta Corp. .....................................       24,725    1,087,900
  Houghton Mifflin ................................       21,500      967,500
                                                                  -----------
                                                                    2,055,400
                                                                  -----------
METALS -- 3.7%
  Citation Corp. (c)...............................       59,050      708,600
  Cleveland - Cliffs ..............................       20,500      840,500
  Quanex Corp. ....................................       27,800      538,625
  Republic Engineered Steels (c) ..................       72,300      334,388
  UNR Industries ..................................      111,400      960,825
                                                                  -----------
                                                                    3,382,938
                                                                  -----------
MULTI-INDUSTRY -- 1.6%
  Griffon Corp. (c)................................      110,450      994,050
  Insilco Corp. (c) ...............................       14,200      452,624
                                                                  -----------
                                                                    1,446,674
                                                                  -----------
OIL -- INDEPENDENT PRODUCERS -- 4.1%
  Belden & Blake Corp. (c) ........................       59,525    1,041,688
  Cross Timbers Oil Co. ...........................       46,000      810,750
  Lomak Petroleum (c) .............................       61,300      597,675
  Vintage Petroleum (c) ...........................       57,200    1,287,000
                                                                  -----------
                                                                    3,737,113
                                                                  -----------
OIL -- SERVICE -- 2.8%
  Global Industries (c) ...........................       10,100      303,000
  Pride Petroleum Services Inc. (c) ...............       71,400      758,625
  Seitel Inc. (c) .................................       39,400    1,393,775
                                                                  -----------
                                                                    2,455,400
                                                                  -----------
PAPER -- 1.1%
  Carausatar Industries ...........................       47,800      956,000
                                                                  -----------
REAL ESTATE -- 6.2%
  Capstone Capital Corp. REITS (c) ................       59,300    1,134,111
  Chateau Properties REITS ........................       57,500    1,293,750
  HGI Realty Inc. REITS ...........................       39,500      903,563
  Liberty Property REITS ..........................       54,600    1,132,950
  Patriot American Hospitality REITS (c) ..........       42,900    1,104,666
                                                                  -----------
                                                                    5,569,040
                                                                  -----------
RETAIL -- GENERAL MERCHANDISE -- 0.1%
  Claires Stores ..................................        5,600       98,700
                                                                  -----------
RETAIL -- SPECIALTY -- 3.7%
  Borders Group (c) ...............................       25,100  $   464,350
  Cato Corp. Class A (c) ..........................       86,575      670,955
  Cole National Corp. (c) .........................       71,000      985,125
  Haverty Furniture Companies .....................       45,100      625,763
  Officemax (c) ...................................       25,000      559,375
                                                                  -----------
                                                                    3,305,568
                                                                  -----------
SAVINGS & LOAN/BANKS -- 3.4%
  Charter One Financial Inc. ......................       33,700    1,032,063
  Commercial Federal Corp. (c) ....................       21,100      796,525
  First Financial Corp. ...........................       34,850      801,550
  First Savings Bank of Washington (c) ............       34,000      446,250
                                                                  -----------
                                                                    3,076,388
                                                                  -----------
TEXTILE & APPAREL -- 1.2%
  Jones Apparel Group (c)..........................       27,500    1,082,812
                                                                  -----------
TELECOMMUNICATIONS -- 0.5%
  Davel Communications Group (c) ..................       30,600      413,100
                                                                  -----------
  TOTAL COMMON STOCKS
    (Identified Cost $69,749,658) ..............................   79,759,047
                                                                  -----------

SHORT-TERM INVESTMENT -- 11.0%

                                                        Face
                                                       Amount
                                                     -----------

  Repurchase Agreement with State Street Bank and
    Trust Company dated 12/29/95 at 5.00% to be
    repurchased at $9,925,000 on 1/2/96
    collateralized by $9,400,000 U.S. Treasury
    Note 7.125% due 9/30/99, with a value
    of $10,127,222 ................................   $9,925,000    9,925,000
                                                                  -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $9,925,000) ...............................    9,925,000
                                                                  -----------
TOTAL INVESTMENTS -- 99.2%
  (Identified Cost $79,674,658) (b) ............................   89,684,047
Cash Receivables and Other Assets ..............................    2,656,705
Liabilities ....................................................   (1,885,817)
                                                                  -----------
TOTAL NET ASSETS -- 100% .......................................  $90,454,935
                                                                  ===========
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on investments based on cost of $79,876,857 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $12,310,156
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value .........   (2,502,966)
                                                                  -----------
    Net unrealized appreciation ................................  $ 9,807,190
                                                                  ===========
(c) Non-income producing security.
               See accompanying notes to financial statements.


                   LOOMIS SAYLES INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995

COMMON STOCKS -- 98.1%
  OF TOTAL NET ASSETS
                                                     Shares (a)    Value (b)
                                                     -----------  -----------
BELGIUM -- 9.0%
  Barco ...........................................        6,000  $   709,181
  Bekaert .........................................          800      657,026
  CBR .............................................        1,700      686,575
  CFE .............................................        2,500      602,838
  Colruyt .........................................        2,900      794,561
  Fortis AG .......................................        6,700      811,207
  GIB .............................................       18,000      787,618
  General de Banque ...............................        2,100      725,438
  Tessenderlo Chemie ..............................        1,900      675,653
  UCB .............................................          550      728,316
                                                                  -----------
                                                                    7,178,413
                                                                  -----------
BRAZIL -- 8.0%
  Belgo Mineira ...................................    6,130,000      343,709
  Bradesco ........................................   65,000,000      568,416
  Bradesco Rights .................................    1,519,831        2,439
  Brahma ..........................................      500,000      617,299
  Cimento Itau ....................................    1,980,000      472,593
  Coteminas .......................................    1,700,000      568,416
  Itaubanco .......................................    2,000,000      557,613
  Klabin ..........................................      500,000      452,675
  Manah ...........................................   23,300,000      407,510
  Metal Leve ......................................   16,800,000      190,123
  Pirelli Tire ....................................      447,000      630,031
  Sadia Concordia .................................      850,000      629,630
  Usiminas ........................................  600,000,000      487,654
  Weg .............................................    1,131,000      465,432
                                                                  -----------
                                                                    6,393,540
                                                                  -----------
CANADA -- 7.8%
  CAE .............................................       75,000      556,400
  Cominco .........................................       36,000      725,381
  Donohue .........................................       45,000      523,428
  Extendicare .....................................       55,000      584,335
  Loblaw Cos. .....................................       25,000      570,138
  Magna International .............................       12,500      538,083
  Noranda .........................................       35,000      718,054
  Pancanadian Petroleum ...........................       18,700      719,336
  Royal Bank ......................................       25,000      570,138
  Suncor ..........................................       23,000      720,435
                                                                  -----------
                                                                    6,225,728
                                                                  -----------
FINLAND -- 8.0%
  Cultor ..........................................       18,000      743,529
  Kemira ..........................................       80,000      670,094
  Kesko ...........................................       45,000      558,679
  Metra ...........................................       14,000      578,300
  Metsa-Seria .....................................       15,000      461,263
  Orion ...........................................       28,000      783,918
  Rauma ...........................................       32,000      627,869
  Rautaruukki .....................................       90,000      547,320
  Stockmann .......................................       15,000      781,393
  Valmet ..........................................       24,000      594,823
                                                                  -----------
                                                                    6,347,188
                                                                  -----------
FRANCE -- 8.6%
  Air liquide .....................................        3,700      611,576
  Cep Communication ...............................        5,280      436,906
  Cep Communication Warrants ......................        5,280       17,164
  Cetelem .........................................        3,700      693,019
  Docks De France .................................        4,000      606,542
  Ecco TT .........................................        8,500      492,867
  Ecia ............................................        6,200      654,560
  Guyenne & Gascogne ..............................        2,100      571,385
  Michelin ........................................       13,000      517,456
  Primagaz ........................................       10,725      850,306
  Synthelabo ......................................       10,500      656,558
  Zodiac ..........................................        4,600      716,274
                                                                  -----------
                                                                    6,824,613
                                                                  -----------
GERMANY -- 7.9%
  BMW .............................................        1,400      716,324
  Commerzbank .....................................        2,700      637,174
  Degussa .........................................        1,900      632,231
  Duerr ...........................................        1,800      538,810
  Gehe ............................................        1,300      660,633
  Kiekert .........................................       10,000      593,108
  Mannesmann ......................................        1,900      604,058
  Preussag ........................................        2,000      558,301
  Siemens .........................................        1,200      655,761
  Veba ............................................       16,000      678,315
                                                                  -----------
                                                                    6,274,715
                                                                  -----------
NETHERLANDS -- 8.4%
  Aegon ...........................................       17,750      783,738
  Ahrend ..........................................       18,000      591,045
  Hunter Douglas ..................................       13,000      601,493
  IHC Caland ......................................       24,000      805,970
  Internatio-Muller ...............................        9,500      655,193
  KBB .............................................       10,037      661,643
  NBM Amstelland ..................................       45,000      682,836
  Philips .........................................       16,000      577,114
  Royal Dutch Petroleum ...........................        4,000      557,711
  Stork ...........................................       30,000      742,537
                                                                  -----------
                                                                    6,659,280
                                                                  -----------
NEW ZEALAND -- 8.0%
  Air New Zealand .................................      200,000      679,428
  Carter Holt Harvey ..............................      370,000      797,674
  Fisher and Paykel ...............................      190,000      577,187
  Fletcher Challenge ..............................      240,000      553,472
  Hallenstein Glasson .............................      360,000      714,967
  Nuplex ..........................................      200,000      638,923
  Ports of Auckland ...............................      180,000      582,087
  Sanford .........................................      310,000      613,641
  Sanford Rights ..................................       31,000            0

                   LOOMIS SAYLES INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
COMMON STOCKS -- (Continued)

                                                     Shares (a)    Value (b)
                                                     -----------  -----------
NEW ZEALAND -- CONTINUED
  Telecom Corp. of New Zealand ....................      152,000  $   655,386
  Wrightston ......................................      650,000      492,591
                                                                  -----------
                                                                    6,305,356
                                                                  -----------
NORWAY -- 7.9%
  Braathens .......................................       12,500      646,627
  Elkem ...........................................       45,000      507,444
  Elkjop ..........................................       27,000      668,549
  Hafslund Nycomed ................................       20,000      506,261
  Helikopter ......................................       45,000      546,478
  Kvaerner ........................................       12,500      441,599
  Norsk Hydro .....................................       13,500      566,350
  Rieber & Son ....................................       30,000      615,084
  Schibsted .......................................       45,000      610,352
  Storli ..........................................       32,000      474,403
  Uni Storebrand ..................................      130,000      717,598
                                                                  -----------
                                                                    6,300,745
                                                                  -----------
SINGAPORE -- 8.0%
  City Developments ...............................       70,000      509,793
  Courts ..........................................      390,000      595,630
  DBS Land ........................................      220,000      743,548
  Fraser & Neave ..................................       45,000      572,721
  Keppel Corp. ....................................       60,000      534,540
  Overseas-Chinese Banking ........................       60,000      750,902
  Pacific Carriers ................................      750,000      646,963
  Robinson ........................................      135,000      563,176
  United Overseas Bank ............................       66,000      634,660
  Wing Tai Holdings ...............................      380,000      776,497
                                                                  -----------
                                                                    6,328,430
                                                                  -----------
SPAIN -- 8.2%
  Acerinox ........................................        5,000      504,088
  Azkoyen .........................................        8,500      477,014
  BCO Popular .....................................        4,000      735,220
  Cubiertas .......................................        9,500      524,547
  FCC .............................................        6,000      458,486
  Gas Natural .....................................        3,600      559,057
  Prosegur ........................................       30,000      741,958
  Repsol ..........................................       20,000      653,219
  Sevillana .......................................       85,000      657,902
  Vidrala .........................................       12,500      491,455
  Zardoya Otis ....................................        6,500      707,654
                                                                  -----------
                                                                    6,510,600
                                                                  -----------
SWEDEN -- 8.3%
  Aga .............................................       50,000      689,131
  Assidomain ......................................       30,000      650,720
  Atlas Copco .....................................       42,000      645,297
  Avesta Sheffield ................................       60,000      528,710
  Bergman & Beving ................................       22,000      619,690
  Kalmar ..........................................       44,000      729,047
  Sandvik .........................................       35,000      612,159
  SKF .............................................       32,000  $   614,192
  Svedala .........................................       23,000      592,426
  Svenska Handelsbanken ...........................       43,000      893,836
                                                                  -----------
                                                                    6,575,208
                                                                  -----------
  TOTAL COMMON STOCKS
    (Identified Cost $76,265,032) ..............................   77,923,816
                                                                  -----------
SHORT-TERM INVESTMENTS -- 0.9%
                                                        Face
                                                       Amount
                                                     -----------
  Repurchase Agreement with State Street Bank and
    Trust Company dated 12/29/95 at 5.00% to be
    repurchased at $734,408 on 1/02/96
    collateralized by $515,515 U.S. Treasury Bond
    9.875%, due 11/15/15 with a value of $749,191       $734,000      734,000
                                                                  -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $734,000) .................................      734,000
                                                                  -----------
TOTAL INVESTMENTS -- 99.0%
  (Identified Cost $76,999,032) (b) ............................   78,657,816
Cash, Receivables and Other Assets (c) .........................    2,778,283
Liabilities ....................................................   (1,947,889)
                                                                  -----------
TOTAL NET ASSETS -- 100% .......................................  $79,488,210
                                                                  ===========
(a) Ordinary shares unless noted otherwise.
(b) See Notes 1A and 1B.
(c) Including foreign currencies with a value of $492,875 and a cost of
    $493,599.
(d) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on investments based on cost for federal income tax purposes of $77,033,971 was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $ 7,886,146
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value .........   (6,262,301)
                                                                  -----------
    Net unrealized appreciation ................................  $ 1,623,845
                                                                  ===========
    Ten Largest industry holdings at December 31, 1995 (unaudited).

    Machinery .........................................................  8.2%
    Banking ...........................................................  7.8
    Transport-Equipment ...............................................  6.3
    Construction ......................................................  5.2
    Retail ............................................................  5.0
    Transportation ....................................................  4.8
    Pharmaceuticals ...................................................  4.3
    Oil/Gas ...........................................................  4.1
    Food ..............................................................  3.8
    Steel .............................................................  3.7
               See accompanying notes to financial statements.

                           LOOMIS SAYLES BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995
BONDS AND NOTES -- 89.6%
  OF TOTAL NET ASSETS
                                                       Face
                                                      Amount       Value (a)
                                                    -----------  ------------
NON-CONVERTIBLE BONDS -- 71.6%
AEROSPACE -- 0.8%
  Rohr Industries, 9.250%, 3/01/17                  $ 2,300,000  $  2,116,000
                                                                 ------------
AIR TRANSPORT -- 3.6%
  AMR Corp. Delaware,
    9.000%, 8/01/12 ..............................    2,250,000     2,537,483
  AMR Corp. Delaware,
    8.625%, 3/01/17 ..............................      450,000       485,739
  NWA Trust, 9.360%, 9/10/07 .....................      851,600       900,567
  United Airlines,
    9.125%, 01/15/12 .............................    2,500,000     2,793,750
  United Airlines,
    9.560%, 10/19/18 .............................    2,100,000     2,445,030
                                                                 ------------
                                                                    9,162,569
                                                                 ------------
HOME BUILDERS -- 1.4%
  Hovnanian Enterprises,
    9.750%, 6/01/05-99 ...........................    1,350,000     1,161,000
  Hovnanian Enterprises,
    11.250%, 4/15/02-99 ..........................    1,000,000       910,000
  Pulte Corp. 7.300%, 10/24/05 ...................    1,000,000     1,027,700
  Webb, 9.000%, 2/15/06-99 .......................      500,000       475,000
                                                                 ------------
                                                                    3,573,700
                                                                 ------------
BROADCASTING -- 0.3%
  CBS Inc.,  7.125%, 11/01/23 ....................    1,000,000       863,630
                                                                 ------------
CANADIAN -- 16.7%
  Canadian Government,
    8.000%, 6/01/23 ..............................   12,650,000     9,718,014
  Hydro Quebec, Zero Coupon,
    8/15/20 ......................................   25,000,000     2,260,404
  Province of British Columbia,
    Zero Coupon, 8/23/13 .........................   10,000,000     1,810,522
  Province of British Columbia,
    Zero Coupon, 6/09/14 .........................   10,000,000     1,700,611
  Province of British Columbia,
    Zero Coupon, 8/23/24 .........................   10,000,000       772,274
  Ontario Hydro, 8.900%, 8/18/22 .................    9,340,000     7,544,952
  Province of Ontario,
    Zero Coupon, 7/13/22 .........................   13,000,000     1,143,025
  Province of Quebec,
    9.375%, 1/16/23 ..............................   11,655,000     9,463,069
  Rogers Cablesystems,
    9.650%, 1/15/14 ..............................    3,400,000     2,173,579
  Province of Manitoba,
    7.750%, 12/22/25 .............................    3,000,000     2,155,481
  Province of Saskatchewan,
    8.750%, 5/30/25 ..............................    4,835,000     3,843,414
                                                                 ------------
                                                                   42,585,345
                                                                 ------------
COMPUTER HARDWARE -- 1.1%
  Data General Corp.,
    8.375%, 9/15/02 ..............................  $   350,000  $    343,725
  Unisys Corp., 9.750%, 9/15/16 ..................    2,000,000     1,680,000
  Unisys Corp., 8.875%, 7/15/97 ..................    1,000,000       885,000
                                                                 ------------
                                                                    2,908,725
                                                                 ------------
ELECTRICAL EQUIPMENT -- 2.1%
  Westinghouse Electric Corp.,
    8.625%, 8/01/12 ..............................      950,000       969,019
  Westinghouse Electric Corp.,
    7.875%, 9/01/23 ..............................    4,850,000     4,529,270
                                                                 ------------
                                                                    5,498,289
                                                                 ------------
ENTERTAINMENT -- 2.0%
  Time Warner Entertainment Co.,
    8.750%, 4/01/17 ..............................    1,500,000     1,614,090
  Time Warner Entertainment Co.,
    8.375%, 3/15/23 ..............................    3,200,000     3,444,832
                                                                 ------------
                                                                    5,058,922
                                                                 ------------
ENVIRONMENTAL SERVICES -- 0.6%
  Envirotest System Corp.,
    9.625%, 4/01/03 ..............................    2,500,000     1,650,000
                                                                 ------------
FOOD & BEVERAGE -- 5.2%
  Borden, 7.875%, 02/15/23 .......................    1,000,000       934,240
  Chiquita Brands, 9.125%, 3/01/04 ...............      350,000       346,500
  RJR Nabisco, 7.625%, 9/15/03 ...................    7,500,000     7,350,075
  RJR Nabisco, 9.250%, 8/15/13 ...................    4,445,000     4,582,173
                                                                 ------------
                                                                   13,212,988
                                                                 ------------
FOREIGN CURRENCY -- 7.7%
  New Zealand Government,
    8.000%, 4/15/04 ..............................    2,475,000     1,694,200
  New Zealand Government,
    8.000%, 11/15/06 .............................   14,395,000     9,955,891
  Mexican Cetes, Zero Coupon,
    7/18/96 ......................................    5,300,000       550,911
  Mexican Cetes, Zero Coupon,
    10/03/96 .....................................   10,898,960     1,049,695
  Republic of Ireland,
    6.250%, 10/18/04 .............................       75,000       110,834
  Republic of Ireland,
    8.250%, 8/18/15 ..............................    3,700,000     6,283,967
                                                                 ------------
                                                                   19,645,498
                                                                 ------------
FOREIGN ISSUER -- 11.1%
  BCO Central Costa,
    6.250%, 5/21/10 ..............................    1,000,000       610,000
  Empresas ICA Sociedad,
    5.000%, 3/15/04 ..............................      250,000       130,000
  Republic of Argentina,
    1.000%, 3/31/23 ..............................   15,800,000     9,025,750
                                                        500,000       282,500
                                                      2,653,020     1,512,221
                           LOOMIS SAYLES BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
BONDS AND NOTES -- (Continued)

                                                       Face
                                                      Amount       Value (a)
                                                    -----------  ------------
FOREIGN ISSUER  -- CONTINUED
  Republic of Brazil, 4/15/24 ....................  $19,150,000  $ 10,125,563
  Republic of Ecuador,
    1.000%, 2/28/25 ..............................    6,000,000     2,167,500
  Republic of Ecuador,
    6.812%, 2/28/15 ..............................    2,042,972       681,842
  Mexico (United Mexican State),
    CL B, 6.250%, 12/31/19 .......................    2,000,000     1,310,000
  Mexico (United Mexican State),
    CL A, 6.250%, 12/31/19 .......................    1,000,000       655,000
  Poland PDI Brady,
    3.750%, 10/24/14 .............................    1,500,000       973,125
  Poland PDI Brady,
    3.750%, 10/24/14 .............................      500,000       324,375
  Transportation Maritima Mexico,
    9.250%, 5/15/03 ..............................      550,000       492,250
                                                                 ------------
                                                                   28,290,126
                                                                 ------------
GOVERNMENT -- 5.0%
  United States Treasury Bond,
    6.250%, 8/15/23 ..............................    7,400,000     7,613,934
  United States Treasury Strips,
    Zero Coupon Bonds, 8/15/23 ...................   19,000,000     3,604,300
  United States Treasury Bond,
    6.875%, 8/15/25 ..............................    1,500,000     1,691,715
                                                                 ------------
                                                                   12,909,949
                                                                 ------------
METAL -- 0.4%
  Midland Ross Corp.,
    6.000%, 2/15/07 ..............................    1,400,000       896,000
                                                                 ------------

OIL -- 2.5%
  Forest Oil, 11.250%, 9/01/03 ...................      500,000       475,000
  Maxus Energy, 8.500%, 4/01/08 ..................    1,000,000       910,000
  Mobile Energy Services Co.,
    8.665%, 1/01/17 ..............................    1,250,000     1,358,125
  Sage Energy, 8.500%, 10/15/05 ..................       98,000        84,035
  USX Marathon Group,
    8.500%, 3/01/23 ..............................      450,000       482,693
  USX Marathon Group,
    8.125%, 7/15/23 ..............................    2,825,000     2,985,573
                                                                 ------------
                                                                    6,295,426
                                                                 ------------
RETAIL -- 4.6%
  Bradlees Inc, 11.000%, 8/01/02 (d) .............      250,000        62,500
  Bradlees Inc, 9.250%, 3/01/03 (d) .............       250,000        58,750
  K Mart, 9.350%, 1/02/20 ........................    2,500,000     1,737,500
  K Mart, 9.780%, 1/05/20 ........................    1,000,000       710,000
  K Mart, 7.950%, 2/01/03 ........................    4,500,000     3,150,855
  Penn Traffic Co., 9.625%, 4/15/05 ..............    4,500,000     3,510,000
  Service Merchandise,
    9.000%, 12/15/04 .............................  $   500,000  $    406,250
  Woolworth, 8.500%, 1/15/22 .....................    2,000,000     2,053,600
                                                                 ------------
                                                                   11,689,455
                                                                 ------------
RESTAURANTS -- 0.8%
  Foodmaker inc., 9.750%, 6/01/02 ................      500,000       462,500
  Flagstar Corp., 11.250%, 11/01/04 ..............    2,200,000     1,567,500
                                                                 ------------
                                                                    2,030,000
                                                                 ------------
STEEL -- 1.1%
  Geneva Steel Co., 9.500%, 1/15/04 ..............    2,750,000     2,145,000
  Geneva Steel Co., 11.125%, 3/15/01 .............      750,000       622,500
                                                                 ------------
                                                                    2,767,500
                                                                 ------------
TAX EXEMPT MUNICIPAL -- 0.3%
  Foothill/Eastern Transportation,
    Zero Coupon, 1/01/29 .........................    5,525,000       684,161
                                                                 ------------

TAXABLE MUNICIPAL -- 0.8%
  Los Angeles County, California
    7.070%, 6/30/09                                   1,500,000     1,552,860
  New York City, 9.500%, 6/01/09-01 ..............      400,000       450,184
                                                                 ------------
                                                                    2,003,044
                                                                 ------------
TELECOMMUNICATIONS -- 1.1%
  Nextel Communications,
    1.000%, 8/15/04 ..............................    2,500,000     1,356,250
  Tele-Communications,
    7.875%, 8/01/13 ..............................    1,500,000     1,542,765
                                                                 ------------
                                                                    2,899,015
                                                                 ------------
TEXTILES -- 0.6%
  Fruit of the Loom Inc.,
    7.375%, 11/15/23 .............................    1,500,000     1,436,295
                                                                 ------------

UTILITIES -- 1.8%
  Beaver Valley Funding Corp.,
    9.000%, 6/01/17 ..............................    3,000,000     2,530,440
  Commonwealth Edison,
    4.750%, 12/01/11-96 ..........................    1,000,000       808,850
  Long Island Lighting Co.,
    8.200%, 3/15/23-03 ...........................      450,000       439,215
  Niagara Mohawk, 7.875%, 4/10/24 ................    1,000,000       927,240
                                                                 ------------
                                                                    4,705,745
                                                                 ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $167,720,075) ............................   182,882,382
                                                                 ------------

CONVERTIBLE BONDS -- 18.0%
AEROSPACE -- 0.7%
  Hexcel Corp., 7.000%, 8/01/11 ..................      675,000       573,750
  Rohr Industries, 7.000%, 10/01/12 ..............    1,600,000     1,360,000
                                                                 ------------
                                                                    1,933,750
                                                                 ------------

                           LOOMIS SAYLES BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
BONDS AND NOTES -- (Continued)

                                                       Face
                                                      Amount       Value (a)
                                                    -----------  ------------
AUTO PARTS -- 0.8%
  Mascotech, 4.500%, 12/15/03 ....................  $ 2,500,000  $  1,943,750
                                                                 ------------

BROADCASTING -- 0.7%
  Comcast Corp., 1.125%, 4/15/07 .................      250,000       126,875
  Fuqua Industries, 6.500%, 8/04/02 ..............    1,860,000     1,543,800
                                                                 ------------
                                                                    1,670,675
                                                                 ------------
COMPUTER HARDWARE & PERIPHERALS -- 1.6%
  AST Research Inc., Zero Coupon Bond, 12/14/13 ..    5,000,000     1,700,000
  Maxtor Corp., 5.750%, 3/01/12 ..................    2,100,000     1,627,500
  Micropolis Corp., 6.000%, 3/15/12 ..............    1,228,000       589,440
  Unisys Corp., 8.250%, 8/01/00 ..................      500,000       445,000
                                                                 ------------
                                                                    4,361,940
                                                                 ------------
EDUCATION -- 0.1%
  National Education Corp.,
    6.500%, 5/15/11 ..............................       75,000        52,500
                                                                 ------------
ELECTRONICS -- 0.8%
  EDO Corp., 7.000%, 12/15/11 ....................      434,000       303,800
  Genrad Inc., 7.250%, 5/01/11 ...................      467,000       429,640
  National Semiconductor,
    6.500%, 10/01/02 .............................      500,000       469,790
  Richardson Electronics,
    7.250%, 12/15/06 .............................      450,000       360,000
  Thermedics, 6.500%, 7/15/98 ....................      175,000       465,500
                                                                 ------------
                                                                    2,028,730
                                                                 ------------
ENTERTAINMENT -- 2.1%
  Discovery Zone Inc., Zero Coupon Bond, 10/14/13     2,500,000       650,000
  Time Warner, Zero Coupon Bond, 12/17/12 ........   13,400,000     4,706,750
                                                                 ------------
                                                                    5,356,750
                                                                 ------------
ENVIRONMENTAL SERVICES -- 1.2%
  Air & Water Technologies,
    8.000%, 5/15/15 ..............................    1,000,000       855,000
  Ogden Corp., 6.000%, 6/01/02 ...................      500,000       473,125
  Ogden Corp., 5.750%, 10/20/02 ..................    1,750,000     1,638,438
                                                                 ------------
                                                                    2,966,563
                                                                 ------------
FOOD -- 0.2%
  Chiquita Brands International,
    7.000%, 3/28/01 (c) ..........................      450,000       416,250
                                                                 -------------


FOREIGN CURRENCY -- 0.4%
  LASMO, 7.750%, 10/04/05 ........................      650,000       908,385
  SKF, Zero Coupon, 7/26/02 ......................      210,000       159,660
                                                                 ------------
                                                                    1,068,045
                                                                 ------------
FOREIGN ISSUER -- 0.2%
  Teleckom Malaysia
    4.000%, 10/03/04 .............................  $   500,000  $    482,500
                                                                 ------------

HEALTH CARE & RELATED -- 3.1%
  Alza Corp., Zero Coupon, 7/14/14                    6,900,000     2,785,875
  Centocor, 7.250%, 2/1/01 .......................      750,000       877,500
  Centocor, 6.750%, 10/16/01 (c) .................      875,000       787,500
  Centocor, 6.750%, 10/16/01 (c) .................      780,000       702,000
  Chiron Corp., 1.900%, 11/17/00 .................    2,000,000     2,025,000
  Glycomed, Inc., 7.500%, 1/01/03                       900,000       702,000
                                                                 ------------
                                                                    7,879,875
                                                                 ------------
MANUFACTURING -- 0.5%
  FMC Corp., 6.750%, 1/16/05 .....................    1,175,000     1,122,125
  Trinova, 6.000%, 10/15/02 ......................      250,000       240,938
                                                                 ------------
                                                                    1,363,063
                                                                 ------------
OIL & GAS -- 1.3%
  Cross Timbers Oil Co.,
    5.250%, 11/02/23 .............................      250,000       235,000
  Lone Star, 8.000%, 8/27/02 .....................      100,000        82,000
  Oryx Energy, 7.500%, 5/15/14 ...................      345,000       307,050
  Pennzoil, 4.750%, 10/01/03 .....................    3,000,000     3,037,500
                                                                 ------------
                                                                    3,661,550
                                                                 ------------
REAL ESTATE -- 3.1%
  Federal Realty Investors Trust,
    5.250%, 10/28/03 .............................    2,000,000     1,795,000
  Meditrust, 7.500%, 3/01/01 .....................      250,000       252,500
  Rockefeller Properties, Zero Coupon Bonds,
    12/31/00 .....................................    7,000,000     3,955,000
  Rouse Co., 5.750%, 7/23/02 .....................    1,850,000     1,799,125
                                                                 ------------
                                                                    7,801,625
                                                                 ------------
RESTAURANT -- 0.2%
  Flagstar Corp., 10.000%, 11/01/14 ..............      500,000       280,000
  Shoney's, Zero Coupon, 4/11/04 .................      750,000       294,376
                                                                 ------------
                                                                      574,376
                                                                 ------------
SPECIALTY RETAIL -- 0.2%
  CML Group Inc., 5.500%, 1/15/03 ................      250,000       178,750
  Eagle Hardware & Garden Inc.,
    6.250%, 3/15/01 ..............................      275,000       198,688
  Jacobson Stores Inc.,
    6.750%, 12/15/11 .............................      290,000       205,900
                                                                 ------------
                                                                      583,338
                                                                 ------------
TEXTILE -- 0.2%
  Dixie Yarns, 7.000%, 5/15/12 ...................      300,000       226,500
  Fieldcrest Cannon Inc.,
    6.000%, 3/15/12 ..............................      500,000       342,500
                                                                 ------------
                                                                      569,000
                                                                 ------------
AIR TRANSPORTATION -- 0.1%
  Air Wisconsin, 7.750%, 6/15/10 .................      200,000       182,000
                                                                 ------------

                           LOOMIS SAYLES BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
BONDS AND NOTES -- (Continued)

                                                       Face
                                                      Amount       Value (a)
                                                    -----------  ------------
TRUCK & LEASING -- 0.5%
  Preston Corp., 7.000%, 5/01/11 .................  $   750,000  $    525,000
  Worldway, 6.250%, 4/15/11 ......................    1,000,000       730,000
                                                                 ------------
                                                                    1,255,000
                                                                 ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $44,575,044) .............................    46,151,280
                                                                 ------------
PREFERRED STOCKS -- 7.4%

                                                      Shares
                                                    -----------
BANKS -- 2.4%
  Bankamerica Corp. Series A......................          450        21,938
  Bankamerica Corp. Series B .....................       19,300     1,746,650
  Bank of Boston Corp. ...........................       11,700       959,400
  Citicorp .......................................       25,000     2,250,000
  First Chicago Corp. ............................        7,500       671,250
  HSBC Americas Inc. .............................       11,500       523,250
                                                                 ------------
                                                                    6,172,488
                                                                 ------------
COMPUTERS -- 0.2%
  Unisys Corp. ...................................       21,800       585,875
                                                                 ------------
METALS -- 1.1%
  Aluminum Company of America ....................       10,000       725,000
  Bethlehem Steel Corp. (c) ......................       44,550     1,971,338
                                                                 ------------
                                                                    2,696,338
                                                                 ------------
OIL & GAS -- 2.4%
  Enserch Corp. ..................................          700        65,800
  Kaneb Services .................................          500         4,313
  McDermott Inc. .................................       14,000       397,250
  Occidental Petroleum Corp. (c) .................       65,500     3,618,875
  Unocal Corp. ...................................       39,000     2,145,000
                                                                 ------------
                                                                    6,231,238
                                                                 ------------
REAL ESTATE -- 0.1%
  Rouse Co. ......................................        5,000       258,125
                                                                 ------------

UTILITIES -- 1.2%
  Baltimore Gas & Electric Co. ...................          440        23,760
  Central Los Angeles Electric ...................        1,500       123,000
  Cleveland Electric .............................          200       176,500
  Connecticut Light & Power ......................        1,800        46,012
  Illinois Power .................................          200         8,600
  Indianapolis Power & Light Co. .................          476        25,288
  Jersey Central Power & Light ...................          170         9,180
  Long Island Lighting Co. .......................       10,000       202,500
  Louisiana Power & Light Co. ....................        2,600       142,675
  MDU Resources ..................................        5,000       455,000
  Metropolitan Edison Co. ........................        2,570       133,640
  Minnesota Power & Light ........................          200        13,400
  Nevada Power Co. ...............................       19,000       332,500
  Niagara Mohawk Power ...........................        5,000       240,000
  Niagara Mohawk Power ...........................       35,000       656,250
  Northern States Power Co. ......................          600        30,750
  Public Service Co. .............................          360        19,980
  Texas Utilities ................................        5,000       482,500
                                                                 ------------
                                                                    3,121,535
                                                                 ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $18,474,552) .............................    19,065,599
                                                                 ------------

SHORT-TERM INVESTMENT -- 1.8%
                                                       Face
                                                      Amount
                                                    -----------
  Repurchase Agreement with State Street Bank and
    Trust Company dated 12/29/95 at 5.000% to be
    repurchased at $4,526,513 on
    1/2/96 collateralized $3,175,000 U.S. Treasury
    Bond, 9.875% due 11/15/15 with a value of
    $4,618,799 ...................................  $ 4,524,000     4,524,000
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,524,000) ..............................     4,524,000
                                                                 ------------
TOTAL INVESTMENTS -- 98.8%
  (Identified cost $235,293,671) (b) ..........................   252,623,261
Cash, Receivables and Other Assets (e) ........................    11,435,575
Liabilities ...................................................    (8,348,679)
                                                                 ------------
TOTAL NET ASSETS -- 100% ......................................  $255,710,157
                                                                 ============
(a) See Note 1A.
(b) At December 31, 1995 the net unrealized appreciation on investments based on cost of $235,392,842 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........  $ 20,000,293
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value ........    (2,769,874)
                                                                 ------------
    Net unrealized appreciation ...............................  $ 17,230,419
                                                                 ============
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualfied institutional buyers.
(d) Company filed for Chapter 11 Bankruptcy.
    Non-income producing security.
(e) Including foreign currencies with a value of $1,071,029 and a cost of $1,071,346.
               See accompanying notes to financial statements.

                        LOOMIS SAYLES GLOBAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995
BONDS AND NOTES -- 95.6%
  OF TOTAL NET ASSETS
                                                                       Face
                                     Currency         Amount          Value (a)
                                     --------      -------------     -----------
ARGENTINA -- 5.5%
  Republic of Argentina,
    1.00%, 3/31/23 ...............      USD            1,000,000    $   571,250
                                                                    -----------
AUSTRIA -- 2.3%
  Republic of Austria,
    9.00%, 7/22/04 ................      PS              141,000        236,186
                                                                    -----------
BRAZIL -- 5.1%
  Republic of Brazil, YL3
    4.25%, 4/15/24 ................     USD            1,000,000        528,750
                                                                    -----------
CANADA -- 11.9%
  Ontario Hydro,
    8.900%, 8/18/22 ...............     CAD              475,000        383,710
  Province of Ontario,
    8.100%, 9/08/23 ...............     CAD              525,000        390,326
  Province of Saskatchewan,
    9.600%, 2/4/22 ................     CAD              525,000        452,912
                                                                    -----------
                                                                      1,226,948
                                                                    -----------
FINLAND -- 3.1%
  Repola, 6.500%, 3/25/04 .........     FIN            1,500,000        323,573
                                                                    -----------
FRANCE -- 5.6%
  Government of France,
    7.000%, 10/12/00 ..............     FFR            1,350,000        288,022
  Government of France,
    8.500%, 11/25/02 ..............     FFR            1,260,000        287,182
                                                                    -----------
                                                                        575,204
                                                                    -----------
GERMANY -- 4.5%
  Treuhandanstalt,
    7.500%, 9/09/04 ...............     GER              600,000        458,823
                                                                    -----------
GREAT BRITAIN -- 6.5%
  Glaxo Wellcome,
    8.750%, 12/01/05 ..............      PS              250,000        405,862
  Northern Foods,
    6.750%, 8/08/08 ...............      PS              200,000        263,975
                                                                    -----------
                                                                        669,837
                                                                    -----------
IRELAND -- 3.3%
  Republic of Ireland,
    8.250%, 8/18/15 ...............      IP              200,000        339,674
                                                                    -----------
ITALY -- 8.9%
  U.S. General Electric Capital
    Corp., 9.550%, 8/25/03.........     ITL          550,000,000        327,297
  IMI Bank International,
    1.00%, 6/13/06.................     ITL        3,000,000,000        583,281
                                                                    -----------
                                                                        910,578
                                                                    -----------
JAPAN -- 8.8%
  Mitsubishi Trust & Banking,
    3.250%, 9/30/03 ...............     USD              550,000    $   497,063
  Sumitomo Trust & Banking,
    1.750%, 3/31/02 ...............     USD              500,000        403,750
                                                                    -----------
                                                                        900,813
                                                                    -----------
MEXICO -- 4.4%
  Mexico (United Mexico
    States), 6.250%, 12/31/19
    with 700,000 Rights ...........     USD              700,000        458,500
                                                                    -----------
NETHERLANDS -- 3.2%
  Dutch Government,
    7.000%, 6/15/05 ...............     NLG              500,000        332,556
                                                                    -----------
NEW ZEALAND -- 5.0%
  New Zealand,
    8.000%, 11/15/06 ..............     NZD              750,000        518,716
                                                                    -----------
SPAIN -- 5.5%
  Government of Spain,
    10.000%, 2/28/05 ..............     ESP           67,000,000        568,293
                                                                    -----------
SWEDEN -- 5.2%
  Kingdom of Sweden,
    10.2500%, 5/05/00 .............      SK            3,300,000        534,080
                                                                    -----------
UNITED STATES -- 6.8%
  United States Treasury                USD              700,000        701,532
                                                                    -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $9,372,852) ...............................      9,855,313
                                                                    -----------
SHORT-TERM INVESTMENTS -- 10.1%

Repurchase Agreement with State Street Bank and
  Trust Company dated 12/29/95 to be repurchased
  at $1,038,577 on 1/02/96 collateralized by
  $985,000 U.S. Treasury Notes 7.125% due 9/30/99
  with a value of $1,061,204 ......................... 1,038,000      1,038,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (identified cost $1,038,000) .................................      1,038,000
                                                                    -----------
TOTAL INVESTMENTS -- 105.7%
  (Identified Cost $10,410,852) (b) ............................     10,893,313
Cash, Receivables and Other Assets (c) .........................        287,624
Liabilities ....................................................       (876,632)
                                                                    -----------
TOTAL NET ASSETS -- 100% .......................................    $10,304,305
                                                                    ===========

                        LOOMIS SAYLES GLOBAL BOND FUND
--------------------------------------------------------------------------------
INVESTMENTS -- (Continued)

FORWARD FOREIGN CURRENCY CONTRACTS
AT DECEMBER 31, 1995
                              LOCAL      AGGREGATE                UNREALIZED
                  DELIVERY   CURRENCY      FACE        TOTAL     APPRECIATION/
                    DATE      AMOUNT      AMOUNT       VALUE     DEPRECIATION
                  --------   --------     ------       -----     ------------
Deutsche Marks
  (sell) .......   3/20/96     125,000   $   87,498  $   87,370    $    128
Deutsche Marks
  (sell) .......   3/20/96   4,271,000    2,962,475   2,985,279     (22,804)
French Francs
  (buy) ........   3/20/96      84,000       17,071      17,143         (72)
French Francs
  (buy) ........   3/20/96   2,727,000      546,197     556,532     (10,335)
                                                                   --------
FORWARD FOREIGN CURRENCY CONTRACTS -- NET .....................    $(33,083)
                                                                   ========
(a) See Notes 1A and 1B.
(b) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on
    investments based on cost for federal income tax purposes of
    $10,410,852 was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost ...................................  $      621,372
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value .................................        (138,911)
                                                       --------------
    Net unrealized appreciation .....................  $      482,461
                                                       ==============
    As of December 31, 1995 the Fund had net tax basis loss carryforwards of $994,500 and $155,568 which expire on December
    31, 2002 and December 31, 2003, respectively.
(c) Including foreign currencies with a value of $475 and a cost of $470.

AUD         = Australian Dollar.           GER     = German Deutsche Mark.
CAD         = Canadian Dollar.             IP      = Irish Punt.
DKK         = Danish Krone.                ITL     = Italian Lira.
ECU         = European Currency Unit.      NLG     = Netherlands Guilder.
ESP         = Spanish Peseta.              NZD     = New Zealand Dollar.
FFR         = French Franc.                PS      = Pound Sterling.
FIN         = Finnish Markka.              SK      = Swedish Krone.
               See accompanying notes to financial statements.

                LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
INVESTMENTS -- as of December 31, 1995

BONDS AND NOTES -- 98.5%
  OF TOTAL NET ASSETS
                                                         Face
                                                        Amount     Value (a)
                                                      ----------  -----------
GOVERNMENT AGENCIES -- 52.7%
  Government National Mortgage Association, 9.000%
    with various maturities to 2005 ...............   $2,650,447  $ 2,807,805
  Tennessee Valley Authority, 8.625%, 11/15/29 .....   6,666,000    7,474,386
                                                                  -----------
                                                                   10,282,191
                                                                  -----------
U.S. GOVERNMENT -- 45.8%
  U.S. Treasury Strips, Zero Coupon
    Bonds, 11/15/07 ................................   1,100,000      554,235
  U.S. Treasury Bonds, 8.750%, 11/15/08 ............   4,700,000    5,606,207
  U.S. Treasury Bonds, 7.500%, 11/15/24 ............   2,310,000    2,776,689
                                                                  -----------
                                                                    8,937,131
                                                                  -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $18,583,301) ..............................   19,219,322
                                                                  -----------
TOTAL INVESTMENTS -- 98.5%
  (Identified Cost $18,583,301) (b) ............................  $19,219,322
Cash, Receivables and Other Assets .............................      354,748
Liabilities ....................................................      (74,920)
                                                                  -----------
TOTAL NET ASSETS -- 100% .......................................  $19,499,150
                                                                  ===========

(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on investments based on cost of $18,892,037 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .......  $   428,583
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......     (101,298)
                                                                  -----------
    Net unrealized appreciation ................................  $   327,285
                                                                  ===========
    As of December 31, 1995 the Fund had a net tax basis loss carryforward of $291,541 which expires on December 31, 2002.
               See accompanying notes to financial statements.

                      LOOMIS SAYLES MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995
BONDS -- 96.5%
  OF TOTAL NET ASSETS
                                                           Face
                                                          Amount    Value (a)
                                                         --------  ----------
ALASKA -- 1.3%
  Alaska State Housing Finance Corp.,
    6.600%, 12/1/15 ...................................  $ 95,000  $   99,589
                                                                   ----------
ARIZONA -- 2.0%
  Phoenix Street and Highway User,
    6.25%, 7/01/11 ....................................   150,000     160,920
                                                                   ----------
CALIFORNIA -- 16.2%
  California State, 6.20%, 9/01/06 ....................   100,000     110,451
  California State, 6.40%, 9/01/07 ....................   225,000     251,102
  California State Department of Water
    Resources, 5.625%, 12/01/12 .......................   100,000     102,927
  Foothill Eastern, 6.000%, 1/01/16 ...................   250,000     250,940
  Foothill Eastern, 1,000%, 1/01/23 ...................   500,000      91,705
  Fresno Sewer Revenue,
    6.250%, 9/01/14 ...................................   250,000     283,360
  University California
    Revenues Issues, 5.000% 9/01/11 ...................   200,000     195,734
                                                                   ----------
                                                                    1,286,219
                                                                   ----------
COLORADO -- 2.1%
  El Paso County, Zero Coupon Bond,
    9/01/15 ...........................................   500,000     170,350
                                                                   ----------
CONNECTICUT -- 4.0%
  Connecticut State Resource Recovery Authority,
    7.625%, 1/01/09 ...................................   200,000     210,612
  Connecticut State Special Tax Obligation, 6.125%,
    9/01/12 ...........................................   100,000     110,576
                                                                   ----------
                                                                      321,188
                                                                   ----------
FLORIDA -- 3.8%
  Florida State Board of Education Capital Outlay,
    5.100%, 6/01/09 ...................................   100,000     100,410
  Florida State Municipal Power Agency, 5.500%,
    10/0112 ...........................................   200,000     204,018
                                                                   ----------
                                                                      304,428
                                                                   ----------
ILLINOIS -- 4.2%
  Chicago O'Hare International Airport,
    5.000%, 1/1/16 ....................................   150,000     143,600
  Illinois Development Finance Authority Pollution         25,000      26,850
  Illinois St. Sales Tax Revenue,
    6.375%, 6/15/14 ...................................   150,000     164,763
                                                                   ----------
                                                                      335,213
                                                                   ----------
LOUISIANA -- 3.0%
  Regional Transportation Authority,
    8.000%, 12/01/08 ..................................   200,000     223,054
                                                                   ----------
MAINE -- 2.7%
  Portland, 6.150%, 4/01/01 ...........................   200,000     218,088
                                                                   ----------
MASSACHUSETTS -- 2.7%
  Plymouth County, Certificates of
    Participation, 6.500%, 4/01/01.....................   200,000     214,842
                                                                   ----------
MICHIGAN -- 5.3%
  Michigan State Comprehensive,
    6.000%, 5/15/07 ...................................  $250,000  $  269,277
                                                          150,000     153,039
                                                                   ----------
                                                                      422,316
                                                                   ----------
NEW JERSEY -- 3.9%
  New Jersey State Turnpike Authority,
    6.500%, 1/01/08 ...................................   200,000      226,448
  New Jersey State Turnpike Authority,
    6.500%, 1/01/16 ...................................    75,000      84,128
                                                                   ----------
                                                                      310,576
                                                                   ----------
NEW YORK -- 16.7%
  New York City, 7.000%, 8/01/98 ......................     5,000       5,271
  New York State, Certificates of Participation,
    5.650%, 8/01/02 ...................................   160,000     163,339
  New York State Dormitory Authority, 5.250%, 5/15/04 .   150,000     149,489
  New York State Dormitory Authority, 5.750%, 7/01/08 .   250,000     268,000
  New York State Dormitory Authority, 6.375%, 7/01/08 .   200,000     212,738
  New York State Environmental Pollution Control,
    5.750%, 6/15/10 ...................................   250,000     267,005
  New York Urban Development Corp., 5.625% 1/01/07 ....   150,000     151,317
  Triborough Bridge & Tunnel Authority, 6.000%, 1/01/12   100,000     109,765
                                                                   ----------
                                                                    1,326,924
                                                                   ----------
NORTH CAROLINA -- 1.4%
  North Carolina Eastern Municipal Power,
    7.250%, 1/01/07 ...................................   100,000     112,264
                                                                   ----------
PENNSYLVANIA -- 2.7%
  Pennsylvania Finance Authority Revenue Bond,
    6.600%, 11/01/09 ..................................   200,000     218,058
                                                                   ----------
PUERTO RICO -- 1.6%
  Puerto Rico Telephone Authority Revenue Bond,
    5.400%, 1/01/08 ...................................   125,000     130,246
                                                                   ----------
TENNESSEE -- 3.7%
  Metropolitan Nashville Airport,
    6.600%, 7/01/15 ...................................    30,000      32,925
  Shelby County, 5.900%, 3/01/13 ......................   250,000     262,830
                                                                   ----------
                                                                      295,755
                                                                   ----------
TEXAS -- 7.7%
  Dallas, Fort Worth Regional Airport,
    6.000%, 11/01/02 ..................................   100,000      107,945
  Manor Texas Independent School
    District, 5.8000%, 8/01/11 ........................   250,000     261,355
  United Independent School District,
    4.800%, 8/15/07 ...................................   250,000     246,700
                                                                   ----------
                                                                      616,000
                                                                   ----------

                      LOOMIS SAYLES MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
BONDS -- (Continued)
                                                           Face
                                                          Amount    Value (a)
                                                         --------  ----------
UTAH -- 2.2%
  Intermountain Power Agency Utah,
    5.000%, 7/01/05 ...................................  $175,000  $  176,979
                                                                   ----------
VIRGINIA -- 1.3%
  Virginia State Public School Authority,
    5.250%, 1/01/12 ...................................   100,000     100,231
                                                                   ----------
WASHINGTON -- 8.0%
  King County, 5.875%, 1/01/13 ........................   125,000     132,179
  Snohomish County School District,
    5.600%, 12/01/06 ..................................   250,000     264,618
  Washington State, 6.375%, 2/01/14 ...................   225,000     241,375
                                                                   ----------
                                                                      638,172
                                                                   ----------
  TOTAL BONDS
    (Identified Cost $7,290,328) ................................   7,681,412
                                                                   ----------
TOTAL INVESTMENTS -- 96.5%
  (Identified Cost $7,290,328) (b) ..............................   7,681,412
Cash, Receivables and Other Assets ..............................     316,429
Liabilities .....................................................     (37,000)
                                                                   ----------
TOTAL NET ASSETS -- 100% ........................................  $7,960,841
                                                                   ==========
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on investments based on cost of $7,290,328 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ..........  $  398,275
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value ..........      (7,191)
                                                                   ----------
    Net unrealized appreciation .................................  $  391,084
                                                                   ==========
               See accompanying notes to financial statements.

                                                         Face
                                                        Amount     Value (a)
                                                      ----------  -----------
                      LOOMIS SAYLES SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- as of December 31, 1995
BONDS AND NOTES -- 98.1%
  OF TOTAL NET ASSETS
                                                         Face
                                                        Amount     Value (a)
                                                      ----------  -----------
AEROSPACE -- 0.8%
  Lockheed Corp., 5.875%, 3/15/98 ..................  $  200,000  $   200,680
                                                                  -----------
CABLE & MEDIA -- 2.8%
  TCI Communications Inc.,
    7.390%, 8/28/01 ................................     700,000      733,355
                                                                  -----------
FINANCE -- 7.2%
  Chrysler Financial Corp.,
    6.500%, 6/15/98 ................................     200,000      203,768
  Navistar Financial Corp.,
    9.500%, 6/01/96 ................................     450,000      459,000
  Sears Roebuck Acceptance Corp.,
    6.500%, 6/15/00 ................................   1,000,000    1,023,030
  Westinghouse Credit Corp.,
    8.700%, 5/20/96 ................................     200,000      200,964
                                                                  -----------
                                                                    1,886,762
                                                                  -----------
FOOD & BEVERAGE -- 2.0%
  RJR Nabisco, 8.625%, 12/01/02 ....................     500,000      520,845
                                                                  -----------
HEALTHCARE -- 3.2%
  Hospital Corp. of America, Zero
    Coupon Bond, 6/01/00 ...........................  $1,100,000  $   833,954
                                                                  -----------
INDUSTRIAL -- 3.7%
    Unisys Corp., 9.750%, 9/15/96 ..................   1,000,000      970,000
                                                                  -----------
INSURANCE -- 3.0%
  American Re Corp.,
    10.875%, 9/15/04 ...............................     700,000      780,920
                                                                  -----------
MANUFACTURING -- 3.0%
  Tektronix Inc., 7.625%, 8/15/02 ..................     750,000      786,495
                                                                  -----------
MEDIA & ENTERTAINMENT -- 2.4%
  Time Warner, 7.450%, 2/01/98 .....................     400,000      411,140
  Time Warner, 7.950%, 2/01/00 .....................     200,000      210,836
                                                                  -----------
                                                                      621,976
                                                                  -----------
MISCELLANEOUS -- 1.7%
  News America Holdings,
    9.125%, 10/15/99 ...............................     400,000      442,152
                                                                  -----------
SECURITIES -- 6.6%
  Lehman Brothers Inc.,
    7.375%, 5/15/07 ................................     700,000      734,559
  Smith Barney Inc.,
    5.500%, 1/15/99 ................................     990,000      981,664
                                                                  -----------
                                                                    1,716,223
                                                                  -----------

                      LOOMIS SAYLES SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENTS -- (Continued)
BONDS AND NOTES -- (Continued)

                                                         Face
                                                        Amount     Value (a)
                                                      ----------  -----------
TRANSPORTATION -- 3.2%
  Delta Air Lines, 7.790%, 12/01/98                   $  800,000  $   830,168
                                                                  -----------
U.S. GOVERNMENT -- 58.5%
  United States Treasury Notes,
    5.750%, 10/31/97 ...............................   7,350,000    7,421,221
  United States Treasury Notes,
    5.125%, 3/01/98 ................................   5,850,000    5,839,938
  United States Treasury Notes,
    6.875%, 8/31/99 ................................   1,875,000    1,970,513
                                                                  -----------
                                                                   15,231,672
                                                                  -----------
TOTAL INVESTMENTS -- 98.1%
  (Identified Cost $25,231,864) (b) ............................   25,555,202
Receivables and Other Assets ...................................      756,409
Liabilities ....................................................     (272,179)
                                                                  -----------
TOTAL NET ASSETS -- 100% .......................................  $26,039,432
                                                                  ===========
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1995 the net unrealized appreciation on investments based on cost of $25,231,864 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost .........  $   419,417
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value .........      (96,079)
                                                                  -----------
    Net unrealized appreciation ................................  $   323,338
                                                                  ===========
    As of December 31, 1995 the Fund had total net tax basis loss carry-forwards of $134,110, which expires December 31, 2002.
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1995

                                      Growth                     International
                      Growth         & Income       Small Cap       Equity
                   ------------    ------------    -----------    -----------
ASSETS
  Investments at value:
    Securities ......  $44,258,190     $36,981,654    $79,759,047   $77,923,816
    Repurchase
     agreements .....    1,385,000               0      9,925,000       734,000
                       -----------     -----------    -----------   -----------
  Total investments .   45,643,190      36,981,654     89,684,047    78,657,816
  Cash ..............          337               0            448           212
  Foreign currency at
   value ............            0               0              0       492,875
  Receivable for:
    Shares of the
     Fund sold ......      102,108         234,594        136,704       518,290
    Securities sold .            0               0      2,383,167     1,595,851
    Dividends and
     interest -- net.       20,252          93,496        134,643        44,983
    Foreign tax
     reclaim -- net .            0           2,802              0       124,277
  Unamortized
   organization
   expenses .........        1,795           1,743          1,743         1,795
                       -----------     -----------    -----------   -----------
                        45,767,682      37,314,289     92,340,752    81,436,099
                       -----------     -----------    -----------   -----------
LIABILITIES
  Payable for:
    Securities
     purchased ......      168,350         526,899      1,536,818       162,565
    Foreign
     currency
     spot contracts
     -- net .........            0               0              0         1,214
    Shares of the
     Fund redeemed ..      526,487         232,087        106,729     1,418,966
    Dividends declared       8,710          37,968        126,284       238,334
  Accrued expenses:
    Management fees ..      28,687          22,636         73,680        67,795
    Trustees' fees ...       1,250           1,250          1,250         1,250
    Accounting and
     administration          1,008           1,008          1,008         1,008
    Other expenses ...      22,418          27,145         40,048        56,757
                       -----------     -----------    -----------   -----------
                           756,910         848,993      1,885,817     1,947,889
                       -----------     -----------    -----------   -----------
NET ASSETS ..........  $45,010,772     $36,465,296    $90,454,935   $79,488,210
                       ===========     ===========    ===========   ===========
  Net Assets consist of:
   Capital paid in ..  $34,018,473     $29,507,158    $77,690,934   $78,194,131
    Undistributed net
     investment income           0           8,080         15,556        26,969
    Accumulated net
     realized gains
     (losses)            1,429,494         961,185      2,739,056      (396,600)
    Unrealized
     appreciation
     (depreciation) on:
      Investments        9,562,805       5,988,873     10,009,389     1,658,784
      Foreign currency
       transactions              0               0              0         4,926
                       -----------     -----------    -----------   -----------
NET ASSETS ..........  $45,010,772     $36,465,296    $90,454,935   $79,488,210
                       ===========     ===========    ===========   ===========
Shares of beneficial
 interest outstanding,
 no par value .......     2,948,623       2,502,983      5,901,613     6,825,853
                        ===========     ===========    ===========   ===========
Computation of offering price:
Net asset value
 and redemption
 price per share
  (Net assets /
   shares of
   beneficial
   interest
   outstanding) .....        $15.27          $14.57         $15.33        $11.65
                        ===========     ===========    ===========   ===========
Identified cost
 of investments .....   $36,080,385     $30,992,781    $79,674,658   $76,999,032
                        ===========     ===========    ===========   ===========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1995

                                                        U.S.
                                        Global       Government     Municipal    Short-Term
                          Bond           Bond        Securities       Bond          Bond
                     -------------   ------------   ------------   ----------   -----------
ASSETS
 Investments at value:
  Securities ......   $248,099,261   $  9,855,313    $19,219,322   $7,681,412   $25,555,202
  Repurchase
   agreements .....      4,524,000      1,038,000              0            0             0
                      ------------   ------------   ------------   ----------   -----------
  Total investments    252,623,261     10,893,313     19,219,322    7,681,412    25,555,202
  Cash ............            479          4,531         49,741      170,806             0
  Foreign currency
   at value .......      1,071,029            475              0            0             0
  Receivable for:
   Shares of the
    Fund sold .....      4,244,334         33,487        134,347            0       394,210
    Securities
     sold .........      1,297,716              0              0            0             0
    Dividends and
     interest --
     net ..........      4,820,222        223,916        168,814      136,158       361,761
  Foreign tax
   reclaim -- net .              0         13,665              0            0             0
  Due from the
   adviser ........              0          9,765              0        4,872             0
  Unamortized
   organization
   expenses .......          1,795          1,785          1,846        4,593           438
                      ------------   ------------   ------------   ----------   -----------
                       264,058,836     11,180,937     19,574,070    7,997,841    26,311,611
                      ------------   ------------   ------------   ----------   -----------
LIABILITIES
  Payable for:
   Securities
    purchased .....      6,665,515        701,531              0            0             0
   Due Custodian
    Bank ..........              0              0              0            0        99,340
   Forward foreign
    currency
    contracts -- net             0         33,083              0            0             0
   Shares of the
    Fund redeemed .        792,249         75,398         16,381            0        99,949
   Dividends
    declared ......        706,538         35,396         11,405       11,350         4,273
  Accrued expenses:
   Management fees         124,728              0         22,719            0        38,806
   Trustees' fees .          1,250          1,250          1,250        1,250         1,250
   Accounting and
    administration           1,008          1,008          1,008        1,008         1,008
   Other expenses .         57,391         28,966         22,157       23,392        27,553
                      ------------   ------------   ------------   ----------   -----------
                         8,348,679        876,632         74,920       37,000       272,179
                      ------------   ------------   ------------   ----------   -----------
NET ASSETS ........   $255,710,157    $10,304,305    $19,499,150   $7,960,841   $26,039,432
                      ============    ===========    ===========   ==========   ===========
  Net Assets
   consist of:
   Capital paid in    $236,723,445    $10,922,315    $19,464,937   $7,532,204   $26,081,446
   Undistributed
    net investment
    income (loss) .         34,589        130,782         (1,533)       3,829         8,066
   Accumulated
    net realized
    gains (losses)       1,627,425     (1,198,803)      (600,275)      33,724      (373,418)
   Unrealized
    appreciation
    (depreciation)
    on:
Investments .......     17,329,590        482,461        636,021      391,084       323,338
 Foreign currency
  transactions ....         (4,892)       (32,450)             0            0             0
                      ------------   ------------   ------------   ----------   -----------
NET ASSETS ........   $255,710,157    $10,304,305    $19,499,150   $7,960,841   $26,039,432
                      ============    ===========    ===========   ==========   ===========
Shares of beneficial
 interest outstanding,
 no par value .....     20,811,808        904,452      1,832,320      690,228     2,653,389
                      ============    ===========    ===========   ==========   ===========
Computation of offering price:
Net asset value and
 redemption price
 per share

(Net assets / shares
 of beneficial
 interest
 outstanding) .....         $12.29         $11.39         $10.64       $11.53        $ 9.81
                      ============    ===========    ===========   ==========   ===========
Identified cost of
 investments ......   $235,293,671    $10,410,852    $18,583,301   $7,290,328   $25,231,864
                      ============    ===========    ===========   ==========   ===========

               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS -- For the Year Ended December 31, 1995

                                                                   Internation
                                          Growth                       al
                           Growth        & Income     Small Cap      Equity
                        ------------   -----------   -----------   ----------
INVESTMENT INCOME
  Dividends ..........  $    271,585   $   797,759*  $   842,858*  $1,907,850*
  Interest ...........        62,722       112,130       447,163      134,908
                        ------------   -----------   -----------   ----------
                             334,307       909,889     1,290,021    2,042,758
                        ------------   -----------   -----------   ----------
  Expenses
    Management fees ..       319,009       243,025       839,470      781,765
    Trustees' fees and
     expenses ........         6,107         6,107         6,107        6,107
    Accounting and
     administrative fees       9,581         9,581         9,581        9,581
    Custodian ........        55,984        64,768        99,652      254,054
    Transfer agent ...        26,989        27,315        47,690       34,465
    Audit and tax
     services ........        14,333        14,333        14,333       14,958
    Legal ............         2,314         2,314         2,314        2,314
    Printing .........         2,609         2,412         8,769        4,536
    Registration .....        13,997        14,072        16,420       18,690
    Amortization of
     organization
     expenses ........         3,741         3,741         3,741        3,741
    Miscellaneous ....         3,533         1,074         2,028        2,530
                        ------------   -----------   -----------   ----------
                             458,197       388,742     1,050,105    1,132,741
                        ------------   -----------   -----------   ----------
    Less expenses
     assumed by the
     investment adviser            0             0             0            0
                        ------------   -----------   -----------   ----------
  Net investment
   income (loss) .....      (123,890)      521,147       239,916      910,017
                        ------------   -----------   -----------   ----------
REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 AND FOREIGN CURRENCY
 TRANSACTIONS
  Realized gain (loss)
   on:
   Investments -- net      4,581,895     3,594,928    11,656,271      594,383
    Foreign currency
     transactions --
     net .............             0             0             0    4,270,563
                        ------------   -----------   -----------   ----------
    Total realized
      gain (loss) on
      investments and
      foreign currency
      transactions ...     4,581,895     3,594,928    11,656,271     4,864,946
                        ------------   -----------   -----------   ----------
  Unrealized
   appreciation
   (depreciation) on:
   Investments -- net      6,679,650     5,292,649    11,080,439      226,437
    Foreign currency
     transactions --
     net .............             0             0             0          249
                        ------------   -----------   -----------   ----------
    Total unrealized
      appreciation
      (depreciation)
      on investments and
      foreign currency
      transactions ...     6,679,650     5,292,649    11,080,439      226,686
                        ------------   -----------   -----------   ----------
  Net gain (loss) on
   investments and
   foreign currency
   transactions ......    11,261,545     8,887,577    22,736,710    5,091,632
                        ------------   -----------   -----------   ----------
NET INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS ..........   $11,137,655    $9,408,724   $22,976,626   $6,001,649
                         ===========    ==========   ===========   ==========

*Net of foreign withholding taxes of $1,140, $588, and $371,977, respectively.

               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS  -- For the Year  Ended December 31, 1995

                                                 U.S.
                                  Global     Government   Municipal  Short-Term
                     Bond          Bond      Securities     Bond        Bond
                 ------------  -----------  -----------  ----------  ----------
INVESTMENT INCOME
 Dividends ....  $    850,005  $         0  $         0  $        0  $        0
 Interest .....    13,085,917    1,372,760    1,339,980     437,660   1,856,919
                 ------------  -----------  -----------  ----------  ----------
                   13,935,922    1,372,760    1,339,980     437,660   1,856,919
                 ------------  -----------  -----------  ----------  ----------
 Expenses
  Management
   fees .......       917,444      106,447      107,664      45,872     124,536
  Trustees'
   fees and
   expenses ...         6,107        6,107        6,107       6,107       6,107
  Accounting and
   administrative
   fees .......         9,581        9,581        9,581       9,581       9,581
  Custodian ...       135,646       55,984       40,795      37,177      58,276
  Transfer agent       85,318       21,476       21,141      20,954      23,306
  Audit and tax
   services ...        14,333       14,333       14,333      14,333      14,333
  Legal .......         2,314        2,314        2,314       2,314       2,314
  Printing ....        13,008          874          791         712       1,093
  Registration         20,251       14,572       12,188      12,970      13,484
  Amortization of
   organization
   expenses ...         3,741        3,741        3,741       3,741       1,569
  Miscellaneous         3,005        4,314          621         441         856
                 ------------  -----------  -----------  ----------  ----------
                    1,210,748      239,743      219,276     154,202     255,455
  Less expenses
   assumed by the
   investment
   adviser ....             0      (26,849)     (39,836)    (77,750)     (6,383)
                 ------------  -----------  -----------  ----------  ----------
 Net investment
  income ......    12,725,174    1,159,866    1,160,540     361,208   1,607,847
                 ------------  -----------  -----------  ----------  ----------
REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain
  (loss) on:
 Investments --
  net .........     3,447,177   (1,498,225)     425,319      77,654    (206,571)
  Foreign currency
   transactions --
   net ........        73,512    1,239,618            0           0           0
                 ------------  -----------  -----------  ----------  ----------
Total realized
 gain (loss) on
 investments and
 foreign currency
 transactions .     3,520,689     (258,607)     425,319      77,654    (206,571)
                 ------------  -----------  -----------  ----------  ----------
 Unrealized
  appreciation
  (depreciation)
  on:
  Investments --
   net ........    25,344,384    1,843,562    2,181,498     733,237   1,090,876
  Foreign
   currency
   transactions --
   net ........         5,808     (366,433)           0           0           0
                 ------------  -----------  -----------  ----------  ----------
Total unrealized
 appreciation
 (depreciation)
 on investments
 and foreign
 currency
 transactions .    25,350,192    1,477,129    2,181,498     733,237   1,090,876
                 ------------  -----------  -----------  ----------  ----------
 Net gain (loss)
  on investments
  and foreign
  currency
  transaction .    28,870,881    1,218,522    2,606,817     810,891     884,305
                 ------------  -----------  -----------  ----------  ----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 FROM
 OPERATIONS ...   $41,596,055   $2,378,388   $3,767,357  $1,172,099  $2,492,152
                  ===========   ==========   ==========  ==========  ==========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                 Growth                  Growth & Income
                      ---------------------------   -------------------------
                       Year Ended     Year Ended     Year Ended    Year Ended
                      December 31,   December 31,   December 31,  December 31,
                          1995           1994           1995          1994
                      ------------   ------------   -----------   -----------
FROM OPERATIONS
  Net investment
   income (loss) ...  $   (123,890)  $    (47,848)  $   521,147   $   320,518
  Net realized gain
   (loss) on
   investments .....     4,581,895        105,409     3,594,928       893,844
  Unrealized
   appreciation
   (depreciation) on
   investments .....     6,679,650     (1,325,406)    5,292,649    (1,577,639)
                      ------------   ------------   -----------   -----------
   Increase
    (decrease) in net
    assets from
    operations .....    11,137,655     (1,267,845)    9,408,724      (363,277)
                      ------------   ------------   -----------   -----------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS
  Net investment
   income ..........             0              0      (513,067)     (312,118)
  Net realized gain
   on investments ..    (3,016,659)      (102,926)   (2,633,743)     (894,725)
  Paid in capital ..             0        (29,640)            0             0
                      ------------   ------------   -----------   -----------
                        (3,016,659)      (132,566)   (3,146,810)   (1,206,843)
                      ------------   ------------   -----------   -----------
FROM CAPITAL SHARES
 TRANSACTIONS
  Proceeds from the
   sale of shares ..     6,743,238      9,906,845     9,763,336     8,560,900
  Net asset value of
    shares issued in
    connection with
    the reinvestment
    of:
    Dividends from
     net investment
     income ........             0              0       498,057       302,574
    Distributions
     from net realized
     gain ..........     2,999,240        131,815     2,571,637       876,351
                      ------------   ------------   -----------   -----------
                         9,742,478     10,038,660    12,833,030     9,739,825
  Cost of shares
   redeemed ........    (9,432,496)    (4,442,960)   (8,575,637)   (2,880,455)
                      ------------   ------------   -----------   -----------
  Increase
    (decrease) in
    net assets
    derived from
    capital share
    transactions ...       309,982      5,595,700     4,257,393     6,859,370
                      ------------   ------------   -----------   -----------
    Total increase
     (decrease) in net
     assets ........     8,430,978      4,195,289    10,519,307     5,289,250
NET ASSETS
  Beginning of the
   year ............    36,579,794     32,384,505    25,945,989    20,656,739
                      ------------   ------------   -----------   -----------
  End of the year ..  $ 45,010,772   $ 36,579,794   $36,465,296   $25,945,989
                      ============   ============   ===========   ===========
UNDISTRIBUTED NET
 INVESTMENT INCOME
  Beginning of the
   year ............  $          0   $          0   $     7,159   $    15,915
                      ============   ============   ===========   ===========
  End of the year ..  $          0   $          0   $     8,080   $     7,159
                      ============   ============   ===========   ===========
NUMBER OF SHARES OF
 THE FUND:
  Issued from the
   sale of shares ..       455,569        781,197       685,323       675,145
  Issued in
   connection with the
   reinvestment of:
  Dividends from
   net investment
   income ..........             0              0        34,349        25,642
    Distributions
     from net realized
     gain ..........       197,448         10,537       177,354        74,267
                      ------------   ------------   -----------   -----------
                           653,017        791,734       897,026       775,054
  Redeemed .........      (630,949)      (352,549)     (592,596)     (230,737)
                      ------------   ------------   -----------   -----------
  Net change .......        22,068        439,185       304,430       544,317
                      ============   ============   ===========   ===========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                               Small Cap               International Equity
                      ---------------------------   -------------------------
                       Year Ended     Year Ended     Year Ended    Year Ended
                      December 31,   December 31,   December 31,  December 31,
                          1995           1994           1995          1994
                      ------------   ------------   -----------   -----------
FROM OPERATIONS
  Net investment
   income (loss) ...  $   239,916    $  (235,167)  $   910,017   $   867,407
  Net realized gain
   (loss) on:
   Investments ....    11,656,271        690,139       594,383     3,416,858
   Foreign currency
    transactions ..             0              0     4,270,563     1,942,221
  Unrealized
   appreciation
   (depreciation) on:
  Investments ....     11,080,439     (7,356,776)      226,437    (7,681,437)
  Foreign currency
   transactions ..              0              0           249        10,680
                      -----------    -----------   -----------   -----------
  Increase
   (decrease) in net
   assets from
   operations ......   22,976,626     (6,901,804)    6,001,649    (1,444,271)
                      -----------    -----------   -----------   -----------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS
  Net investment
   income ..........     (224,360)             0      (910,769)     (816,621)
  In excess of net
   investment income            0              0             0             0
  Net realized gain
   on investments ..   (8,478,430)      (600,008)   (5,260,890)   (5,359,079)
  In excess of net
   realized gain on
   investments .....            0              0             0       (24,788)
                      -----------    -----------   -----------   -----------
                       (8,702,790)      (600,008)   (6,171,659)   (6,200,488)
                      -----------    -----------   -----------   -----------
FROM CAPITAL SHARES
 TRANSACTIONS
  Proceeds from the
   sale of shares ..   29,603,453     37,113,524    18,394,310    28,715,883
  Net asset value of
   shares issued in
   connection with
   the reinvestment
   of:
   Dividends from
    net investment
    income .........      189,254              0       650,344       574,913
    Distributions
     from net realized
     gain ..........    8,261,382        583,526     4,560,342     4,624,273
                      -----------    -----------   -----------   -----------
                       38,054,089     37,697,050    23,604,996    33,915,069
  Cost of shares
   redeemed ........  (34,998,594)   (24,622,631)  (17,135,420)   (9,641,811)
                      -----------    -----------   -----------   -----------
  Increase (decrease)
   in net assets
   derived from
   capital share
   transactions ...     3,055,495     13,074,419     6,469,576    24,273,258
                      -----------    -----------   -----------   -----------
    Total increase
     (decrease) in net
     assets .......    17,329,331      5,572,607     6,299,566    16,628,499
NET ASSETS
  Beginning of the
   year ...........    73,125,604     67,552,997    73,188,644    56,560,145
                      -----------    -----------   -----------   -----------
  End of the year .   $90,454,935    $73,125,604   $79,488,210   $73,188,644
                      ===========    ===========   ===========   ===========
UNDISTRIBUTED NET
 INVESTMENT INCOME
  Beginning of the
   year ............  $          0   $         0   $    30,955   $    47,084
                      ===========    ===========   ===========   ===========
  End of the year ..  $    15,556    $         0   $    26,969   $    30,955
                      ===========    ===========   ===========   ===========
NUMBER OF SHARES OF
 THE FUND:
 Issued from the
  sale of shares ...    1,963,189      2,724,510     1,461,365     2,208,547
  Issued in
   connection with the
   reinvestment of:
   Dividends from
    net investment
    income .........       12,525              0        56,064        49,519
   Distributions
    from net realized
    gain ...........      546,749         45,947       393,133       398,301
                      -----------    -----------   -----------   -----------
                        2,522,463      2,770,457     1,910,562     2,656,367
  Redeemed .........   (2,308,929)    (1,862,760)   (1,386,940)     (738,241)
                      -----------    -----------   -----------   -----------
  Net change .......      213,534        907,697       523,622     1,918,126
                      ===========    ===========   ===========   ===========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                 Bond                      Global Bond
                     ----------------------------   -------------------------
                       Year Ended     Year Ended     Year Ended    Year Ended
                      December 31,   December 31,   December 31,  December 31,
                          1995           1994           1995          1994
                     -------------   ------------   -----------   -----------
FROM OPERATIONS
  Net investment
   income .........   $ 12,725,174   $  6,753,560   $ 1,159,866   $ 1,840,144
  Net realized gain
   (loss) on:
   Investments .....     3,447,177     (1,696,227)   (1,498,225)   (1,349,342)
   Foreign
    currency
    transactions ..         73,512        621,420     1,239,618    (1,759,902)
   Unrealized
    appreciation
    (depreciation) on:
    Investments ...     25,344,384     (9,721,915)    1,843,562    (1,727,496)
    Foreign currency
     transactions .          5,808        (10,884)     (366,433)      280,853
                      ------------    -----------   -----------   -----------
   Increase
    (decrease) in net
    assets from
    operations ....     41,596,055     (4,054,046)    2,378,388    (2,715,743)
                      ------------    -----------   -----------   -----------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS
 Net investment
  income ............  (12,732,055)    (6,780,562)     (662,906)     (121,785)
 In excess of net
  investment income .      (38,412)      (200,240)            0             0
 Net realized gain
  on investments ....   (1,623,664)             0             0             0
 Paid in capital ....            0              0             0      (668,902)
                      ------------    -----------   -----------   -----------
                       (14,394,131)    (6,980,802)     (662,906)     (790,687)
                      ------------    -----------   -----------   -----------
FROM CAPITAL SHARES
 TRANSACTIONS
 Proceeds from
  sale of shares ....  177,617,553     65,325,712     2,253,543    14,337,545
 Net asset value
  of shares issued in
  connection with
  reinvestment of:
 Dividends from
  net investment
  income ...........    10,366,906      6,198,617       591,588       581,971
 Distributions
  from net realized
  gain .............     1,355,342              0             0             0
                      ------------    -----------   -----------   -----------
                       189,339,801     71,524,329     2,845,131    14,919,516
 Cost of shares
  redeemed .........   (43,817,094)   (41,725,661)  (19,840,371)   (7,207,147)
                      ------------    -----------   -----------   -----------
  Increase
   (decrease) in
   net assets
   derived from
   capital
   share
   transactions ...    145,522,707     29,798,668   (16,995,240)    7,712,369
                      ------------    -----------   -----------   -----------
    Total increase
     (decrease) in net
     assets .......    172,724,631     18,763,820   (15,279,758)    4,205,939
NET ASSETS
  Beginning of the
   year ...........     82,985,526     64,221,706    25,584,063    21,378,124
                      ------------    -----------   -----------   -----------
  End of the year .   $255,710,157    $82,985,526   $10,304,305   $25,584,063
                      ============    ===========   ===========   ===========
UNDISTRIBUTED NET
 INVESTMENT INCOME
  Beginning of the
   year ...........   $      6,881    $    27,002   $  (311,874)  $    77,870
                      ============    ===========   ===========   ===========
  End of the year .   $     34,589   $      6,881   $   130,782   $  (311,874)
                      ============    ===========   ===========   ===========
NUMBER OF SHARES OF
 THE FUND:
 Issued from the
  sale of shares ..     15,342,582      5,904,763       202,475     1,335,387
 Issued in
  connection with the
  reinvestment of:
 Dividends from
  net investment
  income ..........        874,768        596,401        52,122        58,018
   Distributions
    from net realzed
    gain ..........        110,640              0             0             0
                      ------------    -----------   -----------   -----------
                        16,327,990      6,501,164       254,597     1,393,405
  Redeemed ........     (3,771,731)    (3,894,082)   (1,954,416)     (721,264)
                      ------------    -----------   -----------   -----------
  Net change ......     12,556,259      2,607,082    (1,699,819)      672,141
                      ============    ===========   ===========   ===========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                         U.S. Government Securities        Municipal Bond
                        ---------------------------   -----------------------
                                                      Year Ended   Year Ended
                         Year Ended     Year Ended    December     December
                        December 31,   December 31,       31,          31,
                            1995           1994          1995         1994
                        ------------   ------------   ----------   ----------
FROM OPERATIONS
 Net investment
  income .............   $ 1,160,540    $ 1,171,185   $  361,208   $  292,976
 Net realized gain
  (loss) on investments      425,319     (1,031,245)      77,654      (13,074)
 Unrealized
  appreciation
  (depreciation) on
  investments ........     2,181,498     (1,303,804)     733,237     (587,181)
                         -----------    -----------   ----------   ----------
  Increase
   (decrease) in net
   assets from
   operations ........     3,767,357     (1,163,864)   1,172,099     (307,279)
                         -----------    -----------   ----------   ----------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS
 Net investment
  income .............    (1,161,263)    (1,178,783)    (361,164)    (292,976)
 Net realized gain on
  investments ........             0              0      (28,145)           0
                         -----------    -----------   ----------   ----------
                          (1,161,263)    (1,178,783)    (389,309)    (292,976)
                         -----------    -----------   ----------   ----------
FROM CAPITAL SHARES
 TRANSACTIONS
 Proceeds from sale
  of shares ..........     5,690,298      2,935,499      797,246    3,640,279
 Net asset value of
  shares issued in
  connection with
  reinvestment of:
  Dividends from net
   investment income .     1,106,365      1,150,274      261,821      224,980
  Distributions from
   net realzed gain ..             0              0       22,507            0
                         -----------    -----------   ----------   ----------
                           6,796,663      4,085,773    1,081,574    3,865,259
 Cost of shares
  redeemed ...........    (7,244,201)    (2,719,268)  (1,173,536)  (1,154,790)
                         -----------    -----------   ----------   ----------
 Increase (decrease)
  in net assets
  derived from
  capital share
  transactions .......      (447,538)     1,366,505      (91,962)   2,710,469
                         -----------    -----------   ----------   ----------
   Total increase
    (decrease) in net
    assets ...........     2,158,556       (976,142)     690,828    2,110,214
NET ASSETS
 Beginning of the
  year ...............    17,340,594     18,316,736    7,270,013    5,159,799
                         -----------    -----------   ----------   ----------
  End of the year ....   $19,499,150    $17,340,594   $7,960,841   $7,270,013
                         ===========    ===========   ==========   ==========
UNDISTRIBUTED NET
 INVESTMENT INCOME
 Beginning of the
  year ...............  $      7,255   $     13,380   $    3,028   $        0
                         ===========    ===========   ==========   ==========
 End of the year .....  $     (1,533)  $      7,255   $    3,829   $    3,028
                         ===========    ===========   ==========   ==========
NUMBER OF SHARES OF
 THE FUND:
 Issued from the sale
  of shares ..........       559,951        298,272       71,573      335,233
 Issued in connection
  with the reinvestment
  of:
  Dividends from net
   investment income .       108,429        122,953       23,555       20,892
  Distributions from
   net realized gain .             0              0        1,957            0
                         -----------    -----------   ----------   ----------
                             668,380        421,225       97,085      356,125
  Redeemed ...........      (717,258)      (278,946)    (105,539)    (104,387)
                         -----------    -----------   ----------   ----------
  Net change .........       (48,878)       142,279       (8,454)     251,738
                         ===========    ===========   ==========   ==========
               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                         Short-Term Bond
                                                    -------------------------
                                                     Year Ended    Year Ended
                                                    December 31,  December 31,
                                                        1995          1994
                                                     ----------   -----------
FROM OPERATIONS
  Net investment income ..........................  $ 1,607,847   $ 1,119,522
  Net realized gain (loss) on investments ........     (206,571)     (144,945)
  Unrealized appreciation (depreciation) on
   investments ...................................    1,090,876      (694,367)
                                                    -----------   -----------
  Increase (decrease) in net assets from
   operations ....................................    2,492,152       280,210
                                                    -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................   (1,607,847)   (1,111,090)
  In excess of net investment income .............         (366)            0
                                                    -----------   -----------
                                                     (1,608,213)   (1,111,090)
                                                    -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from sale of shares ...................   25,274,557    10,555,297
  Net asset value of shares issued in connection
    with reinvestment of:
    Dividends from net investment income .........    1,534,306     1,067,645
                                                    -----------   -----------
                                                     26,808,863    11,622,942
  Cost of shares redeemed ........................  (21,093,620)   (6,578,066)
                                                    -----------   -----------
  Increase (decrease) in net assets derived from
   capital share transactions ....................    5,715,243     5,044,876
                                                    -----------   -----------
  Total increase (decrease) in net assets ........    6,599,182     4,213,996
NET ASSETS
  Beginning of the year ..........................   19,440,250    15,226,254
                                                    -----------   -----------
  End of the year ................................  $26,039,432   $19,440,250
                                                    ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year ..........................  $         0   $         0
                                                    ===========   ===========
  End of the year ................................  $     8,066   $         0
                                                    ===========   ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares .................    2,610,568     1,092,193
  Issued in connection with the reinvestment of:
    Dividends from net investment income .........      158,326       110,671
                                                    -----------   -----------
                                                      2,768,894     1,202,864
  Redeemed .......................................   (2,169,448)     (678,594)
                                                    -----------   -----------
  Net change .....................................      599,446       524,270
                                                    ===========   ===========
               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                              Growth Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 16* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $12.50       $13.02       $12.46       $12.01        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income (loss) ..............................       (0.00)       (0.02)        0.00        (0.04)         0.00
  Net realized and unrealized gain (loss) on investments ....        3.86        (0.45)        1.16         0.49          2.45
                                                                   ------       ------       ------       ------        ------
      Total from investment operations ......................        3.86        (0.47)        1.16         0.45          2.45
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Distributions from net realized capital gains .............       (1.09)       (0.04)       (0.60)        0.00         (0.44)
  Distributions from capital ................................        0.00        (0.01)        0.00         0.00          0.00
                                                                   ------       ------       ------       ------        ------
      Total distributions ...................................       (1.09)       (0.05)       (0.60)        0.00         (0.44)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period ..............................      $15.27       $12.50       $13.02       $12.46        $12.01
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................        30.9         (3.7)         9.3          3.8          24.5
Net assets, end of period (000) .............................     $45,011      $36,580      $32,385      $24,451       $16,105
Ratio of operating expenses to average net assets (%) .......        1.08         1.16         1.20         1.50          1.50**
Ratio of net investment income to average net assets (%) ....       (0.29)       (0.14)       (0.17)       (0.45)         0.01**
Portfolio turnover rate (%) .................................          48           46           64           98            69**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        1.08         1.16         1.20         1.51          1.66**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.00       $(0.02)      $ 0.00       $(0.04)       $(0.01)

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                          Growth & Income Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 13* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $11.80       $12.49       $11.53       $10.54        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income .....................................        0.23         0.15         0.13         0.13          0.12
  Net realized and unrealized gain (loss) on investments ....        3.93        (0.26)        1.24         1.36          0.59
                                                                   ------       ------       ------       ------        ------
      Total from investment operations ......................        4.16        (0.11)        1.37         1.49          0.71
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income ......................       (0.23)       (0.15)       (0.12)       (0.13)        (0.12)
  Distributions from net realized capital gains .............       (1.16)       (0.43)       (0.29)       (0.37)        (0.05)
                                                                   ------       ------       ------       ------        ------
      Total distributions ...................................       (1.39)       (0.58)       (0.41)       (0.50)        (0.17)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period ..............................      $14.57       $11.80       $12.49       $11.53        $10.54
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................        35.2         (0.9)        11.9         14.1           7.2
Net assets, end of period (000) .............................     $36,465      $25,946      $20,657      $12,279        $7,689
Ratio of operating expenses to average net assets (%) .......        1.20         1.33         1.50         1.50          1.50**
Ratio of net investment income to average net assets (%) ....        1.61         1.28         1.23         1.42          2.09**
Portfolio turnover rate (%) .................................          60           48           53           67            27**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        1.20         1.33         1.56         2.19          2.59**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.23       $ 0.15       $ 0.12       $ 0.07        $ 0.06

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                             Small Cap Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 13* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $12.86       $14.13       $12.88       $12.49        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income (loss) ..............................        0.04        (0.04)        0.00        (0.06)        (0.01)
  Net realized and unrealized gain (loss) on investments ....        4.06        (1.12)        3.15         1.67          3.03
                                                                   ------       ------       ------       ------        ------
      Total from investment operations ......................        4.10        (1.16)        3.15         1.61          3.02
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income ......................       (0.04)        0.00         0.00         0.00          0.00
  Distributions from net realized capital gains .............       (1.59)       (0.11)       (1.90)       (1.22)        (0.53)
                                                                   ------       ------       ------       ------        ------
      Total distributions ...................................       (1.63)       (0.11)       (1.90)       (1.22)        (0.53)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period ..............................      $15.33       $12.86       $14.13       $12.88        $12.49
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................        32.1         (8.2)        24.7         13.1          30.5
Net assets, end of period (000) .............................     $90,455      $73,126      $67,553      $39,244       $14,581
Ratio of operating expenses to average net assets (%) .......        1.25         1.27         1.35         1.50          1.50**
Ratio of net investment income to average net assets (%) ....        0.29        (0.30)       (0.38)       (0.79)        (0.19)**
Portfolio turnover rate (%) .................................         155           87          106          109            56**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        1.25         1.27         1.35         1.66          2.43**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.04      $ (0.04)      $ 0.00      $ (0.07)      $ (0.06)

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                       International Equity Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 10* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $11.61       $12.90       $ 9.64       $10.27        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income .....................................        0.14         0.15         0.11         0.10          0.08
  Net realized and unrealized gain (loss) on investments ....        0.87        (0.38)        3.61        (0.62)         0.29
                                                                   ------       ------       ------       ------        ------
      Total from investment operations ......................        1.01        (0.23)        3.72        (0.52)         0.37
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income ......................       (0.14)       (0.14)       (0.10)       (0.10)        (0.08)
  Distributions from net realized capital gains .............       (0.83)       (0.92)       (0.36)       (0.01)         0.00
  Distributions from paid-in capital ........................        0.00         0.00         0.00         0.00         (0.02)
                                                                   ------       ------       ------       ------        ------
      Total distributions ...................................       (0.97)       (1.06)       (0.46)       (0.11)        (0.10)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period ..............................      $11.65       $11.61       $12.90       $ 9.64        $10.27
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................         8.7         (1.8)        38.5         (5.1)          3.7
Net assets, end of period (000) .............................     $79,488      $73,189      $56,560      $14,937       $ 6,916
Ratio of operating expenses to average net assets (%) .......        1.45         1.46         1.50         1.50          1.50**
Ratio of net investment income to average net assets (%) ....        1.16         1.30         1.20         1.64          1.55**
Portfolio turnover rate (%) .................................         133          116          128          101           109**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        1.45         1.46         1.72         2.77          3.66**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.14       $ 0.15       $ 0.09       $ 0.02       $ (0.03)

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                            Bond Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 16* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period .......................       $10.05       $11.37       $10.36       $10.23        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income ....................................         0.82         0.83         0.84         0.76          0.52
  Net realized and unrealized gain (loss) on investments ...         2.32        (1.29)        1.43         0.67          0.36
                                                                   ------       ------       ------       ------        ------
      Total from investment operations .....................         3.14        (0.46)        2.27         1.43          0.88
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income .....................        (0.82)       (0.84)       (0.81)       (0.76)        (0.52)
  Distributions in excess of net investment income .........         0.00        (0.02)        0.00         0.00          0.00
  Distributions from net realized capital gains ............        (0.08)        0.00        (0.45)       (0.54)        (0.13)
                                                                   ------       ------       ------       ------        ------
      Total distributions ..................................        (0.90)       (0.86)       (1.26)       (1.30)        (0.65)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period .............................       $12.29       $10.05       $11.37       $10.36        $10.23
                                                                   ======       ======       ======       ======        ======
Total return (%) ...........................................         32.0         (4.1)        22.2         14.3           8.9
Net assets, end of period (000) ............................     $255,710      $82,985      $64,222      $18,472        $9,922
Ratio of operating expenses to average net assets (%) ......         0.79         0.84         0.94         1.00          1.00**
Ratio of net investment income to average net assets (%) ...         8.34         7.92         8.26         7.50          8.97**
Portfolio turnover rate (%) ................................           35           87          170          101           126**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ...         0.79         0.84         0.94         1.55          1.78**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.82       $ 0.83       $ 0.84       $ 0.70        $ 0.47

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                            Global Bond Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 10* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $ 9.82       $11.06       $10.32       $11.38        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income .....................................        1.04         0.67         0.54         0.70          0.37
  Net realized and unrealized gain (loss) on investments ....        1.31        (1.63)        0.96        (0.60)         1.31
                                                                   ------       ------       ------       ------        ------
      Total from investment operations ......................        2.35        (0.96)        1.50         0.10          1.68
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income ......................       (0.78)       (0.04)       (0.49)       (0.77)        (0.30)
  Distributions from net realized capital gains .............        0.00         0.00        (0.27)       (0.39)         0.00
  Distributions from capital ................................        0.00        (0.24)        0.00         0.00          0.00
                                                                   ------       ------       ------       ------        ------
      Total distributions ...................................       (0.78)       (0.28)       (0.76)       (1.16)        (0.30)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period ..............................      $11.39       $ 9.82       $11.06       $10.32        $11.38
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................        23.9         (8.7)        14.6          0.8          16.9
Net assets, end of period (000) .............................     $10,304      $25,584      $21,378       $9,968        $4,308
Ratio of operating expenses to average net assets (%) .......        1.50         1.30         1.50         1.50          1.50**
Ratio of net investment income to average net assets (%) ....        8.17         7.02         5.54         6.99          6.81**
Portfolio turnover rate (%) .................................         148          153          150           72           137**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        1.69         1.30         1.51         2.58          3.99**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 1.02       $ 0.67       $ 0.54       $ 0.59        $ 0.23

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                    U.S. Government Securities Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 21* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $ 9.22       $10.53       $10.45       $10.77        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income .....................................        0.66         0.64         0.64         0.64          0.40
  Net realized and unrealized gain (loss) on investments ....        1.42        (1.30)        1.00         0.27          1.11
                                                                   ------       ------       ------       ------        ------
    Total from investment operations ........................        2.08        (0.66)        1.64         0.91          1.51
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income ......................       (0.66)       (0.65)       (0.65)       (0.59)        (0.40)
  Distributions from net realized capital gains .............        0.00         0.00        (0.91)       (0.64)        (0.34)
                                                                   ------       ------       ------       ------        ------
    Total distributions .....................................       (0.66)       (0.65)       (1.56)       (1.23)        (0.74)
                                                                   ------       ------       ------       ------        ------
Net asset value, end of period ..............................      $10.64       $ 9.22       $10.53       $10.45        $10.77
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................        23.0         (6.3)        15.7          8.8          15.3
Net assets, end of period (000) .............................     $19,499      $17,341      $18,317      $10,899        $6,248
Ratio of operating expenses to average net assets (%) .......        1.00         1.00         1.00         1.00          1.00**
Ratio of net investment income to average net assets (%) ....        6.47         6.60         5.95         6.54          7.01**
Portfolio turnover rate (%) .................................         169          242          277          344           273**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        1.22         1.22         1.29         2.01          2.39**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.64       $ 0.62       $ 0.61       $ 0.54        $ 0.32

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                          Municipal Bond Fund
                                                                  --------------------------------------------------------------
                                                                             Year Ended December 31,                 May 29* to
                                                                  --------------------------------------------      December 31,
                                                                    1995         1994         1993         1992         1991
                                                                  -------       ------       ------       ------    ------------
Net asset value, beginning of period ........................      $10.41       $11.54       $10.95       $10.55        $10.00
                                                                   ------       ------       ------       ------        ------
Income from investment operations --
  Net investment income .....................................        0.52         0.52         0.51         0.51          0.24
  Net realized and unrealized gain (loss) on investments ....        1.16        (1.13)        0.74         0.46          0.56
                                                                   ------       ------       ------       ------        ------
    Total from investment operations ........................        1.68        (0.61)        1.25         0.97          0.80
                                                                   ------       ------       ------       ------        ------
Less distributions --
  Dividends from net investment income ......................       (0.52)       (0.52)       (0.51)       (0.51)        (0.23)
  Distributions from net realized capital gains .............       (0.04)        0.00        (0.15)       (0.06)        (0.02)
                                                                   ------       ------       ------       ------        ------
    Total distributions .....................................       (0.56)       (0.52)       (0.66)       (0.57)        (0.25)
                                                                    -----        -----        -----        -----         -----
Net asset value, end of period ..............................      $11.53       $10.41       $11.54       $10.95        $10.55
                                                                   ======       ======       ======       ======        ======
Total return (%) ............................................        16.5         (5.4)        11.6          9.4           8.1
Net assets, end of period (000) .............................      $7,961       $7,270       $5,160       $2,200          $706
Ratio of operating expenses to average net assets (%) .......        1.00         1.00         1.00         1.00          1.00**
Ratio of net investment income to average net assets (%) ....        4.72         4.79         4.50         4.81          5.03**
Portfolio turnover rate (%) .................................          41           28           36           32            26**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) ....        2.02         2.37         3.22         7.65         21.58**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net              $ 0.41       $ 0.37       $ 0.26      $ (0.19)      $ (0.74)

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                                                        LOOMIS SAYLES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                      Short-Term Bond Fund
                                                                    --------------------------------------------------------
                                                                          Year Ended December 31,             August 3* to
                                                                    -----------------------------------       December 31,
                                                                      1995           1994         1993             1992
                                                                     ------        ------        ------       ------------
Net asset value, beginning of period .........................       $ 9.46        $ 9.95        $ 9.87         $10.00
                                                                     ------        ------        ------         ------
Income from investment operations --
  Net investment income ......................................         0.63          0.66          0.59           0.22
  Net realized and unrealized gain (loss) on investments .....         0.35         (0.49)         0.08          (0.13)
                                                                     ------        ------        ------         ------
      Total from investment operations .......................         0.98          0.17          0.67           0.09
                                                                     ------        ------        ------         ------
Less distributions --
  Dividends from net investment income .......................        (0.63)        (0.66)        (0.59)         (0.22)
  Distributions from net realized capital gains ..............         0.00          0.00          0.00           0.00
                                                                     ------        ------        ------         ------
      Total distributions ....................................        (0.63)        (0.66)        (0.59)         (0.22)
                                                                     ------        ------        ------         ------
Net asset value, end of period ...............................       $ 9.81        $ 9.46        $ 9.95         $ 9.87
                                                                     ======        ======        ======         ======
Total return (%) .............................................         10.6           1.8           7.0            0.9
Net assets, end of period (000) ..............................      $26,039       $19,440       $15,226         $5,121
Ratio of operating expenses to average net assets (%) ........         1.00          1.00          1.00           1.00**
Ratio of net investment income to average net assets (%) .....         6.46          6.88          5.97           5.49**
Portfolio turnover rate (%) ..................................          214            34            81             31**
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) .....         1.03          1.33          1.55           3.74**
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............       $ 0.62        $ 0.63        $ 0.54         $ 0.11

----------
 (*)Commencement of operations.
(**)Computed on an annualized basis.

               See accompanying notes to financial statements.

                               LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - December 31, 1995


1.  The Loomis Sayles Funds are a group of nine no-load mutual funds (the
"Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following funds:

          FUND                                  FUND
          ----                                  ----
Loomis Sayles Growth Fund          Loomis Sayles Bond Fund
Loomis Sayles Growth & Income Fund Loomis Sayles Global Bond Fund
Loomis Sayles Small Cap Fund       Loomis Sayles U.S. Government Securities Fund
Loomis Sayles International        Loomis Sayles Municipal Bond Fund
 Equity Fund                       Loomis Sayles Short-Term Bond Fund

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION -- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over the counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are carried at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

B. REPURCHASE AGREEMENTS -- The Funds engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time, thereby determining yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their Custodian, receive the delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Loomis Sayles International Equity, Global Bond and Bond Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

    The results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held are not isolated. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

    FORWARD FOREIGN CURRENCY CONTRACTS -- Loomis Sayles International Equity and Global Bond Funds, upon the purchase or sale of a security denominated in a foreign currency, may enter into forward foreign currency contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. In such cases, the Funds have not realized currency gains or losses between the trade and settlement dates on these security transactions.

    In addition, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount, a foreign currency in which securities held are denominated to hedge against anticipated declines in the value of the currency it believes may adversely affect the value of the Fund's portfolio securities.

    Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying price of a Fund's investment securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

E. WHEN-ISSUED SECURITIES -- Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transactions. The securities so purchased are subject to market fluctuation during this period. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments. At December 31, 1995 the Funds held no such commitments.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each of the equity funds pays its net investment income to shareholders annually. The Bond, Global Bond and U.S. Government Securities Funds pay their net investment income quarterly. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. The Municipal Bond Fund and Short-Term Bond Fund dividends are declared daily to shareholders of record at the time and are paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarly due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

H. ORGANIZATION EXPENSE -- Costs incurred in 1991 in connection with the Funds' organization and registration, amounting to approximately $149,700 in the aggregate, were allocated equally among the Funds, were paid by the Funds and are being amortized equally by each of the eight funds over 60 months.

    In 1992, costs approximating $7,800 were incurred in connection with the organization and registration of the Short-Term Bond Fund. These costs were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASE AND SALE OF SECURITIES (excluding short-term investments) for each Fund for the year ended December 31, 1995 were as follows:

                                                              PURCHASES                               SALES
                                                   --------------------------------      ---------------------------------
            FUND                                   U.S. GOVERNMENT         OTHER         U.S. GOVERNMENT         OTHER
            ----                                   ---------------         -----         ---------------         -----

    Growth Fund .................................                      $ 20,027,578                          $ 23,290,794
    Growth & Income Fund ........................                        19,401,936                            18,068,377
    Small Cap Fund ..............................                        88,047,154                            99,340,407
    International Equity Fund ...................                       102,360,662                           100,909,513
    Bond Fund ...................................    $13,262,141        175,118,681        $ 4,573,008         47,690,127
    Global Bond Fund ............................      2,432,957         18,134,459          2,579,781         34,413,234
    U.S. Government Securities Fund .............     22,499,621          6,792,628         27,603,482          1,993,802
    Municipal Bond Fund .........................                         3,280,181                             2,985,233
    Short-Term Bond Fund ........................     47,675,060         10,201,178         36,324,526         14,797,689

3. A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the year ended December 31, 1995, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or trustees of the Trust. Loomis Sayles is a majority owned subsidiary of New England Investment Companies, L.P., which is a subsidiary of New England Mutual Life Insurance Company ("The New England"). Separate management agreements for each Fund in effect during the year ended December 31, 1995 provided for fees as set forth below:

              FUND                               FEES EARNED(A)                ANNUAL PERCENTAGE RATE
              ----                               --------------                ----------------------

  Growth Fund ..................................    $319,009        0.75% of the Fund's average daily net assets
  Growth & Income Fund .........................     243,025        0.75% of the Fund's average daily net assets
  Small Cap Fund ...............................     839,470        1.00% of the Fund's average daily net assets
  International Equity Fund ....................     781,765        1.00% of the Fund's average daily net assets
  Bond Fund ....................................     917,444        0.60% of the Fund's average daily net assets
  Global Bond Fund .............................     106,447        0.75% of the Fund's average daily net assets
  U.S. Government Securities Fund ..............     107,664        0.60% of the Fund's average daily net assets
  Municipal Bond Fund ..........................      45,872        0.60% of the Fund's average daily net assets
  Short-Term Bond Fund .........................     124,536        0.50% of the Fund's average daily net assets

       (a) Prior to the voluntary expense limitation.

    B. Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses, to the extent necessary to limit Fund total operating expenses to 1.00% of average annual net assets for the Bond, Municipal Bond, U.S. Government Securities and Short-Term Bond Funds and to 1.50% of average annual net assets for each other Fund. Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Fund prospectus would be supplemented at that time to describe the change. Loomis Sayles waived management fees of $118,940 for the year ended December 31, 1995 and has borne expenses and fees, other than the compensation of trustees described in Note 3.D, totalling $31,878.

    C. OTHER EXPENSES -- New England Funds, L.P. (a subsidiary of New England Investment Companies) performs certain administrative, accounting and other services for the Trust. The expenses of those services, which are paid to New England Funds, L.P. by the Trust, include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and reports and questionnaires for SEC compliance. For the year ended December 31, 1995 these expenses amounted to $86,229 for the nine Loomis Sayles Funds presented herein and are shown separately in the financial statements as Accounting and Administrative fees.

    D. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each other trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund, per year plus travel expenses for each meeting attended.

    E. SHAREHOLDERS -- At December 31, 1995, Loomis Sayles held 12,612 shares of beneficial interest in the Municipal Bond Fund. In addition, Loomis Sayles Funded Pension Plan and Loomis, Sayles & Company, Employees
       Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:
                                                                        PROFIT
                                                          PENSION       SHARING
                                                           PLAN           PLAN
                                                          -------       --------
       Growth Fund ..................................     409,242       818,925
       Growth & Income Fund .........................     553,456       540,175
       Small Cap Fund ...............................     258,251       829,986
       International Equity Fund ....................     725,592       479,726
       Bond Fund ....................................     395,001       930,476
       Global Bond Fund .............................     500,141       171,006
       U.S. Government Securities Fund ..............     440,734       192,727
       Short-Term Bond Fund .........................     201,336       338,117

4. CREDIT RISK -- The Bond Fund may invest up to 35% of total net assets in securities offering high current income which generally will be in the lower rated categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. FOREIGN SECURITIES -- The Loomis Sayles International Equity, Bond and Global Bond Funds purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. The risks include re-evaluation of currencies and future adverse economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                      REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
  THE LOOMIS SAYLES FUNDS:
    We have audited the accompanying statements of assets and liabilities of the Loomis Sayles Funds (consisting of the Loomis Sayles Growth Fund, Growth and Income Fund, Small Cap Fund, International Equity Fund, Bond Fund, Global Bond Fund, Municipal Bond Fund, U.S. Government Securities Fund and Short-Term Bond Fund), (collectively, the "Funds"), including the schedules of portfolio investments and forward foreign currency contracts (Global Bond Fund), as of December 31, 1995 and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Loomis Sayles Funds as of December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 7, 1996

------------------------------------------------------------------------------
SHAREHOLDER MEETING
    At a special shareholders' meeting of the Loomis Sayles Funds held on December 8, 1995, shareholders approved new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements for the Series in effect immediately prior to such merger. In addition, the following persons were elected members of the Board of Trustees of the Loomis Sayles Funds:

                                Daniel J. Fuss
                              Michael T. Murray
                              Richard S. Holway
                             Terry R. Lautenbach
                                Earl W. Foell

    The voting results from the meeting are as follows:

                                     APPROVAL OF ADVISORY AGREEMENTS

                                         FOR              AGAINST          ABSTAIN           WITHHOLD
                                         ---              -------          -------           --------
Growth .....................        1,705,025.203        6,598.629              0.0       1,174,964.126
Growth & Income ............        1,486,791.999        8,352.837        3,132.856         919,127.146
Small Cap ..................        3,278,058.231       12,075.688       14,137.293       2,137,067.376
International Equity .......        3,611,112.512        1,343.749      381,370.103       2,477,898.939
Bond .......................       12,780,482.016       63,259.864      243,594.721       4,861,889.730
Global Bond ................          706,448.178            8.811          222.420         115,066.396
U.S. Government Securities .        1,143,324.004        4,384.827        1,249.204         760,876.087
Municipal Bond .............          404,140.910       12,630.436        7,569.918         278,753.682
Short-Term Bond ............        1,793,656.734          256.937          240.000       1,117,178.171

                                          ELECTION OF TRUSTEES

                                         FOR              AGAINST          ABSTAIN          WITHHOLD
                                         ---              -------          -------          --------
Daniel J. Fuss .............       27,540,914.396      128,553.684                0      13,842,821.658
Michael T. Murray ..........       27,543,008.720      126,459.360                0      13,842,821.658
Richard S. Holway ..........       27,540,745.242      128,722.838                0      13,842,821.658
Terry R. Lautenbach ........       27,543,413.743      126,054.337                0      13,842,821.658
Earl W. Foell ..............       27,530,194.827      139,273.253                0      13,842,821.658

-------------------------------------------------------------------------------
BOARD OF TRUSTEES

EARL W. FOELL
DANIEL J. FUSS
RICHARD S. HOLWAY
TERRY R. LAUTENBACH
MICHAEL T. MURRAY


OFFICERS

PRESIDENT
DANIEL J. FUSS

VICE PRESIDENTS                                 TREASURER AND SECRETARY
ROBERT J. BLANDING                              MARK W. HOLLAND
JEROME A. CASTELLINI
MARY C. CHAMPAGNE                               ASSISTANT TREASURERS
E. JOHN DEBEER                                  LOUIS T. BALLERENE
PAUL H. DREXLER                                 PETER H. DUFFY
QUENTIN P. FAULKNER
MARTHA F. HODGMAN                               ASSISTANT SECRETARY
JOHN HYLL                                       LAURIE M. GALLAGHER
FRANK E. JEDLICKA
JEFFREY L. MEADE
KENT P. NEWMARK
JEFFREY C. PETHERICK
JEFFREY W. WARDLOW
JOHN F. YEAGER III

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND
DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK
AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266



For information about:

 o Establishing an account
 o Account procedures and status
 o Exchanges
 o Shareholder services

Call 800-626-9390

For all other information about the Funds:

Call 800-633-3330

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.

[LOGO]

LOOMIS SAYLES FUNDS


A FAMILY OF NO-LOAD FUNDS



ANNUAL
REPORT
DECEMBER 31, 1995



ONE FINANCIAL CENTER
BOSTON, MASSACHUSETTS 02111
(617) 482-2450